                               Consulting Group

                             Capital Markets Funds


                           S&P 500 Index Investments


Prospectus                                      SalomonSmithBarney
October 1, 1999                                 --------------------------
                                                A member of citigroup[LOGO]




The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

Investments, Risks and Performance                       2
----------------------------------------------------------
 Investment Objective                                    2
----------------------------------------------------------
 Principal Investment Strategies                         2
----------------------------------------------------------
 Fees and Expenses                                       3
----------------------------------------------------------

More on the Portfolio's Investments and Related Risks    4
----------------------------------------------------------

The Manager                                              6
----------------------------------------------------------
 Year 2000 Issue                                         7
----------------------------------------------------------
Asset Allocation Programs                                8
----------------------------------------------------------

Investment and Account Information                       9
----------------------------------------------------------
 Account Transactions                                    9
----------------------------------------------------------
 Valuation of shares                                    10
----------------------------------------------------------
 Dividends and distributions                            10
----------------------------------------------------------
 Taxes                                                  10
----------------------------------------------------------
Appendix A                                             A-1
----------------------------------------------------------
Appendix B                                             B-1
----------------------------------------------------------

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been li-censed for use by SSB Citi Fund Management LLC. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The Mc-Graw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public re-garding the advisability of investing in securities generally or in the Portfo-lio.

 S&P 500 Index Investments

Investments, Risks and Performance
Investment objective

The S&P 500 Index Investments (the "Portfolio") seeks to provide investment re-sults that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sec-tor weightings, market capitalization and liquidity.

Principal investment strategies

The Portfolio invests at least 80% of its assets in common stocks included in the S&P 500 Index. The Portfolio holds stocks of substantially all of the com-panies which comprise the S&P 500 Index, including those companies which are headquartered outside the U.S. The Portfolio also enters into repurchase agree-ments, lends portfolio securities and uses certain types of derivative instru-ments to help implement its objective.

How the subadvisor selects the Portfolio's investments

The manager has selected a subadvisor to manage the Portfolio. The subadvisor manages the portfolio as a "pure" index fund. This means that the subadvisor does not evaluate individual companies to identify attractive investment candi-dates. Instead, the subadvisor attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings. The Portfolio does not mirror the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemp-tion requests and pay the Portfolio's expenses.

The S&P 500 Index is one of the most widely used benchmarks of U.S. equity per-formance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weight-ed, so the larger of the 500 companies have a bigger impact on the performance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

 . The S&P 500 Index may go down, or perform poorly relative to other U.S. eq-uity indices or individual stocks

 . An adverse company specific event, such as an unfavorable earnings report, may negatively affect the stock price of one of the larger companies in the S&P 500 Index

 . The stocks of companies which comprise the S&P 500 Index may fall out of fa-vor with investors

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Because the Portfolio is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or dele-tions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the subadvisor seeks to replicate the performance of the S&P 500 Index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

Who may want to invest

The Portfolio may be an appropriate investment if you:

 . Are seeking to participate in the long term growth potential of U.S. large capitalization stocks

 . Are seeking an investment which tracks the performance of the S&P 500 Index

 . Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

 . Are willing to accept the risks of the stock market

 S&P 500 Index Investments

Performance

Because this Portfolio was added to the Consulting Group Capital Markets Funds this year, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfo-lio's current fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*           1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee                       0.12%
   Other expenses                       0.15%
                                        -----
  Total annual Portfolio operating
   expenses                             0.27%

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."


Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

       After 1                                                         After 3
        year                                                            years
       $203                                                             $632

 S&P 500 Index Investments

More on the Portfolio's Investments and Related Risks

The section entitled "Investments, Risks and Performance" describes the Portfo-lio's investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio's invest-ments and certain investment management techniques the Portfolio may use. More information about the Portfolio's investments and portfolio management tech-niques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the value of the
 Portfolio's investments.


Equity Investments. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership inter-ests, shares of other investment companies and real estate investment trusts and equity participations.


Derivatives. The Portfolio may, but is not required to, use futures and options on securities and securities indices, and options on these futures, for any of the following purposes:

 . to simulate full investment in the S&P 500 Index while maintaining sufficient liquidity to satisfy daily redemption requests and operating expenses

 . to facilitate trading in the securities of companies that comprise the index

 . to reduce transaction costs

 . to seek higher investment returns when a contract is priced more attractively than the stocks comprising the index

The Portfolio may not invest more than 20% of its assets in derivative con-tracts or more than 5% of its assets in open purchased put options. However, during its initial operating period, the Portfolio will invest substantially all of its assets in futures contracts and options on these contracts.

A derivative contract will obligate or entitle the Portfolio to deliver or re-ceive an asset or cash payment based on the change in value of one or more se-curities or indices. Even a small investment in derivative contracts can have a big impact on the Portfolio's stock market exposure. Therefore, using deriva-tives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accu-rately to changes in the value of the Portfolio's holdings. Derivatives can also make the Portfolio less liquid and harder to value, especially in declin-ing markets.

Money market instruments. The Portfolio may temporarily maintain up to 10% of its assets in money market instruments. The Portfolio invests in money market instruments under the following circumstances:

 . pending investment of proceeds of the sale of shares of the Portfolio

 . pending settlement of purchases of securities by the Portfolio

 . to maintain liquidity to meet anticipated redemptions

Foreign investments. The Portfolio may purchase common stocks and American De-positary Receipts (ADRs) of the foreign companies included in the S&P 500 In-dex. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which repre-sent an interest in an underlying foreign security.

Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less informa-tion available about foreign issuers and markets because of less rigorous ac-counting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. Because the value of an ADR is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing.

Impact of high portfolio turnover. The Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

More information about investment styles. The subadvisor follows a passive style, in which the principal objective is to mirror the return of a benchmark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index. However, in those

 S&P 500 Index Investments
instances where the subadvisor is unable to replicate the exact index weightings for a particular company in the index, it will allocate a pro rata portion to the other companies in the index.

Order of Exemption. The Trust is subject to an Order of Exemption from the De-partment of Labor requiring, among other things, that the Portfolio limit its investments in the securities of affiliates of Salomon Smith Barney, including Citigroup Inc., to one percent of the Portfolio's net assets. Since the Port-folio will be managed to comply with this limitation, this may result in dif-ferences in performance between the Portfolio and other funds that fully repli-cate the S & P 500 Index.

Investment Policies. The Portfolio's investment policies generally may be changed by the Board of Trustees without shareholder approval.

Potential Conversion. The Portfolio reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

 S&P 500 Index Investments

The Manager
The manager. The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi"), serves as the manager for the Portfolio. SSB Citi is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trad-ing--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the as-sets of the Portfolio. The Consulting Group was established to match the in-vestment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Con-sulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and invest-ment adviser selection services.

The Portfolio is part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolio and the following additional portfolios which are of-fered in a separate prospectus, a copy of which can be obtained from any Salo-mon Smith Barney Financial Consultant:

 . Government Money Investments

 . Intermediate Fixed Income Investments

 . Long-Term Bond Investments

 . Municipal Bond Investments

 . Mortgage Backed Investments

 . High Yield Investments

 . Balanced Investments

 . Large Capitalization Value Equity Investments

 . Large Capitalization Growth Investments

 . Small Capitalization Value Equity Investments

 . Small Capitalization Growth Investments

 . International Equity Investments

 . International Fixed Income Investments

 . Emerging Markets Equity Investments

 . Multi-Strategy Market Neutral Investments

 . Multi-Sector Fixed Income Investments

The subadvisor. Barclays Global Fund Advisors, as subadvisor, is responsible for the day-to-day investment operations of the Portfolio in accordance with the Portfolio's investment objectives and policies. The name and address of the subadvisor is included below.


 SUBADVISOR

 BARCLAYS GLOBAL FUND ADVISORS
 45 Fremont Street
 5th Floor
 San Francisco, CA 94105

  PORTFOLIO MANAGERS
  Domestic Equity Team of
  Barclays Global Fund Advisors


The subadvisor selection process. Subject to the review and approval of the Portfolio's Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisors who manage the Portfolio's assets. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisor and ultimately recommending to the Board of Trustees whether the subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.


                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.

 S&P 500 Index Investments

Generally, shareholders must approve any change in subadvisors. However, the Portfolio relies upon an exemptive order from the Securities and Exchange Com-mission which permits the manager to select new subadvisors or replace existing subadvisors without first obtaining shareholder approval for the change. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to sharehold-ers by avoiding the delay of calling and holding shareholder meetings to ap-prove each change. In accordance with the exemptive order, the Portfolio will provide investors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

Management Fees. The Consulting Group receives fees from the Portfolio for its services at an annual rate of 0.02%% of its average daily net assets, which, in turn, it pays to the subadvisor for its services. In addition, the Portfolio pays SSB Citi a fee at an annual rate of 0.10% of the Portfolio's average daily net assets for administration services.

Possible Conflict of Interest. The advisory fee paid by each portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain portfolios in the Trust over other portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset alloca-tion recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

Year 2000 issue

Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Portfolio. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Portfolio. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The Portfolio has been informed by other service providers that they are taking similar measures. Although the Portfolio does not expect the Year 2000 issue to adversely affect it, the Portfolio cannot guarantee that the efforts of the Portfolio, which are limited to requesting and receiving reports from service providers, or the efforts of service providers to correct the problem, will be successful.

 S&P 500 Index Investments

Asset Allocation Programs
Shares of the Trust's portfolios are available to participants in advisory pro-grams sponsored by Salomon Smith Barney Inc., including the TRAK(R) Personal-ized Investment Advisory Service, or other qualified investment advisors ap-proved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 S&P 500 Index Investments

Investment and Account Information
Account Transactions

Purchase of Shares. You may purchase shares of the Portfolio if you are a par-ticipant in an advisory program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisers not affiliated with Salomon Smith Barney. Purchases of shares of the Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of the Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolio and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolio are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

The Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of the Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolio.

The Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of the Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in the Portfolio for shares in any other portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect the Port-folio's performance, hurting the Portfolio's other shareholders. If the Con-sulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before sus-pending his or her exchange privilege. During the 15-day period the shareholder will be required either to redeem his or her shares in the Portfolio or estab-lish an allocation which the shareholder expects to maintain for a significant period of time.

 S&P 500 Index Investments

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

The Portfolio offers its shares at their net asset value per share. The Portfo-lio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Portfolio generally values its fund securities based on market prices or quotations. The Portfolio's currency conversions, if any, are done when the London stock exchange closes. When market prices are not available, or when the Consulting Group believes they are unreliable or that the value of the security has been materially affected by events occurring after the securities or cur-rency exchanges close, the Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfo-lio's Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quo-tations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by the Portfolio could change on days when shares of the Portfolio cannot be bought or sold.

Dividends and distributions

The Portfolio intends to distribute all or substantially all of its net invest-ment income and realized capital gains, if any, for each taxable year. The Portfolio declares and pays dividends, if any, from net investment income annu-ally. The Portfolio declares and distributes realized net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the Portfolio unless the shareholder elects to receive them in cash.

The Portfolio expects distributions to be primarily from capital gains, a sub-stantial portion of which may be short-term.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss; long-term
                                                          only if shares owned
                                                          more than one year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income
 investment income
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Portfolio is about to declare a capital gain distribu-tion or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of the Portfolio's distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 1999, adjusted gross income in excess of $126,600 ($63,600 for married individuals filing separately).

 S&P 500 Index Investments

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

                                   APPENDIX A

                               Investment Indices

Following are definitions of indices that are utilized in the Client's Recom-mendation and Review.

Lehman Brothers Government/Corporate Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Lehman Brothers Long Term Government/Corporate Bond Index
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Corporate Bond Index
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper General Municipal Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Funds Average
An average of the reinvested performance of funds that invest its assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Small Company Growth Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

                                   APPENDIX A

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.


90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $457 million in market capitalization. The average market capitalization for a company in this index is $3.42 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 1000 Value Index.

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing about 7.1% of the U.S. equity market capitalization. The average market capitalization for a company in this index is $155 million, with the largest being $457 million.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
Tracks the total return of 500 of the largest stocks (400 industrial, 40 utility, 20 transportation and 40 financial companies) in the United States, which represent about 78% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

Salomon Brothers Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

Wilshire Large Company Growth Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout companies, low price-to-book companies or low return on equity.

Wilshire Large Company Value Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

Wilshire Small Company Growth Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

Wilshire Small Company Value Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies that do not rank favorably on a relative basis due to their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemptions from the Depart-ment of Labor from certain provisions of the Employee Retirement Income Secu-rity Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.

--------------------------------------------------------------------------------
[Application Nos. D-9337 and D-9415]

Smith Barney Shearson (SBS), Located in New York, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson Lehman received cash and an
-------
 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

Notice to Interested Persons
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

General Information
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the

Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Written Comments and Hearing Requests
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is (a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

--------------------------------------------------------------------------------
[Prohibited Transaction Exemption 94-50; Application Nos. D-9337 and D-9415]

Smith Barney, Inc. (SBI) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the Federal Register (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978,
section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17,
1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.
 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments
 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the Federal Register, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.
 The Department has considered SBI's comment and has made the requested modification.
 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.
 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.
 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.
 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.
 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third
-------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

General Information
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for
-------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P

Federal Register: November 9, 1998 (Volume 63, Number 216)
Notices
Page 60391-60398
From the Federal Register Online via GPO Access [wais.access.gpo.gov]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration [Application No. D-10574]

Notice of Proposed Individual Exemption to Amend Prohibited Transaction Exemption (PTE) 94-50 Involving Salomon Smith, Barney Inc. (Salomon Smith Barney) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify PTE 94-50.
--------------------------------------------------------------------------------

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would amend PTE 94-50 (59 FR 32024, June 21, 1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney.
PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendments will be effective as of November 9, 1998.

DATES: Written comments and requests for a public hearing should be received by the Department on or before December 24, 1998.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210, Attention: Application No. D-10574. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for a self-employed individual (the Keogh Plan). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio (the Portfolio) under the TRAK Program for the investment of Plan assets./1/

 [Page 60392]
 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92-77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.
 As of December 31, 1997, the TRAK Program held assets that were in excess of $8.4 billion. Of those assets, approximately $1.7 billion were held in 540, 401(k) Plan accounts and approximately 57,100 employee benefit plan and IRA/Keogh-type accounts. At present, the Trust consists of 13 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.
 Salomon Smith Barney has informed the Department of certain changes, which are discussed below, to the facts underlying PTE 94-50. These modifications include
(1) corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department.
 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

proposed exemption is being issued solely by the Department.
 1. The Corporate Mergers. Salomon Smith Barney states that in November 1997, a subsidiary of the Travelers Group Inc. (the Travelers Group), the parent of Smith Barney, acquired all of the shares of Salomon Brothers, Inc. (Salomon). Subsequent to the acquisition, Salomon and Smith Barney were operated as separately-registered broker-dealers and as sister corporations with a common parent. On September 1, 1998, Salomon was merged with and into Smith Barney, with Smith Barney remaining as the surviving corporation. As a result of the merger, the corporate name of Smith Barney has been changed to "Salomon Smith Barney Inc."
 Salomon Smith Barney also states that in April 1998, the Travelers Group and Citicorp Inc. (Citicorp) announced a stock merger whereby Citicorp would be merged with and into a subsidiary of the Travelers Group. As a result of the merger, the Travelers Group would become a bank holding company and change its name to "Citigroup Inc." (Citigroup).
 Salomon Smith Barney represents that the purpose of the merger is to create more distribution channels for TRAK products. In this regard, registered broker-dealers associated with Citigroup will be permitted to market the TRAK Program under a different product name. However, Salomon Smith Barney explains that the terms and conditions of PTE 94-50 and this amendment will be complied with by the parties involved.
 The merger, which occurred on October 8, 1998, required that the affected parties obtain approval from the Federal Reserve Board under the Bank Holding Company Act (the BHC Act). Under the BHC Act, the Federal Reserve Board does not authorize bank holding companies, such as Citigroup, to be affiliated with companies that organize, sponsor, control or distribute United States open-end mutual funds. As a bank holding company, Citigroup is required to engage an independent party to provide certain distribution services in connection with the marketing of mutual fund shares) for all United States, publicly-traded mutual funds for which any subsidiary of the Travelers Group/Citigroup acts as a distributor. Salomon Smith Barney notes that although the Funds participating in the TRAK Program will be affected by this change, no Plan will be required to pay distribution fees to the independent distributors.
 On October 15, 1998, Salomon Smith Barney was merged with and into Pendex Real Estate Corp. (Pendex), a shell corporation domiciled in New York. Pendex, the survivor of the merger, was then renamed "Salomon Smith Barney Inc." Upon completion of this merger, Salomon Smith Barney became a New York corporation.
 2. Recordkeeping Reimbursement Offset Procedure. Salomon Smith Barney states that the Board of Trustees (the Board) of the Funds approved, but has not yet implemented, a recordkeeping reimbursement offset procedure under which a Plan participating in the TRAK Program would be permitted to reduce its investment fees and expenses. The reimbursement amount would be paid solely by the Funds as a means of being competitive with other mutual funds offering similar reimbursements to investors.
 In May 1998, the Board approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. (In other words, a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50). In addition, the Board resolved that after applying such reimbursement to recordkeeping expenses charged by recordkeepers of the Plans, any excess reimbursement amount would be applied to reduce other fees and expenses/2/ payable by participating Plans, including, but not limited to, the Plan-level investment advisory fee payable to the Consulting Group for asset allocation recommendations (the Outside Fee), after the appropriate offset has been applied (the Net Outside Fee)./3/ If implemented, Salomon Smith Barney explains that the Funds would pay the appropriate reimbursement amount directly to the recordkeeper of the Plan. The affected Plan would then be required to pay only the balance of the fee, which is generally charged on a quarterly basis, after the excess reimbursement amount has been deducted.
The Recordkeeping Reimbursement Offset Procedure would work as follows:
 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or

 [Page 60393]
$500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. In addition, Plan A pays the Consulting Group a total annual net investment advisory fee (i.e., the Net Outside Fee) of $8,500.
 At the end of each calendar quarter, Plan A's recordkeeper will determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3.125 (the annual amount of $12.50 divided by 4) or $937.50. That amount would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees...................................... $ 500.00
Quarterly Portion of Other Fees.......................................   300.00
                                                                       --------
Total Quarterly Recordkeeping Fees....................................   800.00
Credit for Reimbursement..............................................  (937.50)
Excess Reimbursement..................................................  (137.50)
                                                                       --------

 Because the reimbursement amount exceeds the recordkeeping fees due for the quarter, the Plan does not owe any recordkeeping fee for that period. Therefore, the recordkeeper will not bill the Plan.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (137.50)
                                                                      ---------
  Total..............................................................  1,987.50
                                                                      ---------

 The recordkeeper will advise the Consulting Group that it is entitled to bill the Plan for the $1,987.50 balance of its investment advisory fee (i.e., the Net Outside Fee).
 Upon participation in the TRAK Program, an Independent Plan Fiduciary selects a recordkeeper for the Plan, from a list of recordkeepers which maintain computer links to the Funds under the TRAK Program. Salomon Smith Barney states that of the 23 recordkeepers currently providing services to TRAK Program investors, only one, Smith Barney Plan Services, is an

-------
 /2/ In addition to annual recordkeeping fees (the Annual Fees) payable by a Plan participating in the TRAK Program, it is represented that a Plan might be required to pay recordkeeping fees associated with certain particular services (the Other Fees) such as initial plan set-up and conversion, preparation of annual filings, enrollment, special statement preparation and audit.
 /3/ Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan.

affiliate. Because the reimbursement rate and the timing of the offset of the excess reimbursement amount against fees will be the same regardless of the identity of the recordkeeper and the Independent Plan Fiduciary is responsible for the selection of this particular recordkeeper, Salomon Smith Barney believes its affiliation with Smith Barney Plan Services does not appear to present additional potential abuses under section 406(b)(1) or 406(b)(3) of the Act in its capacity as an investment adviser in recommending investment in the Funds to Independent Plan Fiduciaries.

 Salomon Smith Barney notes that the reasoning in the Frost National Bank Advisory Opinion (ERISA Advisory Opinion 97-15A, May 22, 1997) (the Frost Opinion), is relevant to this situation. Therefore, it has not requested administrative exemptive relief from the Department. Salomon Smith Barney explains that in the Frost Opinion, the bank offered a comprehensive program of administrative and investment services to Plan investors. Under this program, the Department opined that section 406(b)(1) and 406(b)(3) of the Act would not be violated if the bank received payments for services from mutual funds while recommending mutual fund investments to plans provided such payments were fully disclosed and then offset to reduce other plan expenses, with any excess payments made to the plans. Salomon Smith Barney further explains that in the Frost Opinion any benefit from payments made by the mutual funds benefitted the plans and not the bank.

 With respect to the TRAK Program, Salomon Smith Barney represents that the reimbursement rates adopted by the Funds will be fully disclosed to Independent Plan Fiduciaries and the offset of the excess reimbursement amount against a Plan's expenses will be accomplished in a manner to ensure that the Plans obtain the full benefit of the reimbursement to reduce their recordkeeping and other Plan expenses. Salomon Smith Barney submits that the reasoning in the Frost Opinion would apply equally to the proposed reimbursement of expenses under the TRAK Program. Therefore, Salomon Smith Barney does not believe any change in the scope of the exemption is necessary./4/

 3. The Automatic Reallocation Option. Salomon Smith Barney wishes to modify the TRAK Program to institute an automated reallocation feature whereby an Independent Plan Fiduciary could elect to have his or her current asset allocation adjusted automatically whenever the Consulting Group changes the recommended asset allocation model (the Allocation Model) followed by such Plan or participant./5/ Therefore, Salomon Smith Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.
 As noted above, General Condition II(f) of PTE 94-50 provides that any recommendation or evaluation by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such fiduciary. Accordingly, under the current exemption, whenever asset allocation advice is modified by the Consulting Group, Salomon Smith Barney states that its Financial Consultants are required to contact the Independent Plan Fiduciary of each Plan who has chosen the Allocation Model, and obtain such fiduciary's consent to modification of the asset allocation applied to the Plan's account.
 Salomon Smith Barney notes that many TRAK Program investors have expressly indicated that they expect reallocations to take place in the ordinary course of the provision of investment advisory services offered by the Consulting Group. However, these investors do not understand why they need to be contacted in each instance

 [Page 60394]
for this purpose. In addition, Salomon Smith Barney explains that the case-by-case contact and reallocation involves delay in implementing the change at the client's express direction, putting similarly-situated investors into the new Allocation Models at different times.
 To resolve these problems, Salomon Smith Barney proposes to offer TRAK Program investors an Automatic Reallocation Option. Because Salomon Smith Barney recognizes that the Automatic Reallocation Option is outside the scope of PTE 94-50, it requests a modification of the existing terms of PTE 94-50 to the extent necessary to allow it to offer this alternative to investors. If the exemptive relief is granted, Salomon Smith Barney represents that it will fully disclose the nature of the Automatic Reallocation Option to the Independent Plan Fiduciary of each existing client Plan in a written notice (the Announcement) and permit the fiduciary to elect the Automatic Reallocation Option by responding in writing. The Announcement will describe the intended operation of the Automatic Reallocation Option and how future changes to the Allocation Model selected on behalf of the Plan will be implemented. In order to implement the Automatic Reallocation Option for new TRAK Program investors, the Independent Plan Fiduciary will be required to check a box on the form of Investment Advisory contract with Salomon Smith Barney (or on a separate document designed for this purpose for those investors who have already executed such an agreement with Salomon Smith Barney). By checking the box, the Independent Plan Fiduciary will indicate its consent to and authorization of actions to be taken by Salomon Smith Barney to reallocate automatically the asset allocation in the Plan account whenever the Consulting Group modifies the particular asset allocation recommendation which the Plan or participant has chosen. Such election will continue in effect until revoked or terminated by the Plan, in writing.
 In operation, Salomon Smith Barney represents that the Automatic Reallocation Option will work as follows:
 (a) The Consulting Group will release a modified version of the Allocation Model for the Plan account based upon its amended recommendation.

-------
 /4/ In this proposed exemption, the Department expresses no opinion on whether the Frost Opinion is applicable to the recordkeeping reimbursement procedure described above. In this regard, the Department notes that, under the facts presented in the Frost Opinion, Frost would offset the fees received from the mutual funds on a dollar-for-dollar basis against the trustee fees that the plan was otherwise obligated to pay Frost.
-------
 /5/ Salomon Smith Barney notes that the Automatic Reallocation Option is to be distinguished from "rebalancing" which occurs after the passage of time from the original allocation decision and changes a participant's investment mix to bring the actual allocation among investment alternatives back in line with the participant's original allocation choices. For example, Salomon Smith Barney states that a Plan participant receives a written quarterly review that sets forth information concerning the participant's investments and includes a chart comparing the original asset allocation recommendation and the actual percentage distribution of investments held in the portfolio. Salomon Smith Barney explains that under the chart is the following legend:
 TRAK is a non-discretionary investment advisory service. All investment decisions rest with you, the participant. Therefore, you are strongly urged to adhere to the Consulting Group's asset allocation recommendations. Please call your Financial Consultant should a change in allocation be warranted due to a significant difference between the portfolio originally recommended by the Consulting Group and your allocation or due to a change in your objectives.
 Salomon Smith Barney further explains that the Financial Consultant is expected to contact participants at least annually to encourage a comparison of the holdings in the portfolio against the Consulting Group's original recommendation. Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 (b) On the day such modification is released, the Consulting Group will adjust the Plan account to fit the new Allocation Model and to reflect current market conditions./6/ Such adjustments will be effected through a series of purchases and redemptions of Portfolio shares to increase or decrease the relative investment in the various Portfolios by the Plan account.
 (c) The reallocation of the Plan account will be effected on the same business day as the release of the new Allocation Model by the Consulting Group, except to the extent market conditions and orderly purchase and redemption procedures may delay such processing. For purposes of calculating the percentage changes in its asset allocation recommendation underlying the Automatic Reallocation Option for a Plan investor's account, the Consulting Group will use the net asset values at the close of business on the preceding trading day. However, the execution of trades to give effect to the changed percentages will occur on the next trading day at the then-current net asset values.
 (d) Participants in the TRAK Program will receive trade confirmations of the reallocation transactions. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper./7/ For example, if the recordkeeper notifies Section 404(c) Plan participants (i.e., Independent Plan Fiduciaries) in writing after each trade, such participants will be notified of reallocation transactions in this manner. If, however, the recordkeeper notifies Section 404(c) Plan participants of trading activity in a quarterly statement, the reallocation activity would be included there.
 In addition to the trade confirmations which Salomon Smith Barney will provide to all Plan investors except Section 404(c) Plans, disclosure of the reallocation transactions will appear in the next regular client statement. Such transactions will be reflected as a series of purchase and redemption transactions that will shift assets among the Portfolios in accordance with the Allocation Model as modified by the Consulting Group.
 (e) If, however, the reallocation to be made in response to the Consulting Group's recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will not automatically adjust a Plan account. Under such circumstances, Salomon Smith Barney will send out a written notice (the Notice) to the Independent Plan Fiduciary for each affected Plan, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date).
 (f) The Notice will be mailed with the presumption of delivery within three business days to permit timely notification and adequate response time for the Independent Plan Fiduciary. The Notice will instruct the fiduciary that he or she will need to do nothing if such fiduciary decides to have his or her Plan account automatically reallocated on the Effective Date. If, on the other hand, the Independent Plan Fiduciary does not wish to follow the Consulting Group's revised asset allocation recommendation, the Notice will instruct the Independent Plan Fiduciary to inform a Financial Consultant, in writing, at least 30 calendar days prior to the proposed Effective Date that the fiduciary wishes to "opt out" of the new Allocation Model./8/
 (g) If the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date.

 [Page 60395]
Under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option, will remain in effect for future changes in such participant's Allocation Model.
 (h) The Independent Plan Fiduciary will always have the ability to elect, terminate or reinstitute the Automatic Reallocation Option or to otherwise adjust an Allocation Model, in any way, by providing reasonably prompt notice to a Financial Consultant. Upon request by the Independent Plan Fiduciary, the Financial Consultant will send the appropriate form.
 Salomon Smith Barney states that it is not possible to predict the frequency of reallocations because these changes are dictated by the Consulting Group's analysis of market conditions. However, since November 1991, Salomon Smith Barney represents that asset allocation changes of the type that would trigger automatic reallocations have been instituted by the Consulting Group on ten occasions. Eight of these changes were of a magnitude of 10 percentage points or less. The other two changes were 15 percent changes and impacted only approximately one percent and 3 percent, respectively, of the total number of clients participating in the TRAK Program at the time./9/
 Salomon Smith Barney also states that the reallocation called for under the Automatic Reallocation Option will be effected by a dollar- for-dollar liquidation and purchase of the required amounts in the respective Plan accounts. Because of the billing of Plan accounts participating in the TRAK Program is leveled with respect to the compensation received by Salomon Smith Barney and by the Financial Consultant involved in an account, Salomon Smith Barney states that the implementation of the Automatic Reallocation Option will be revenue-neutral. In addition, Salomon Smith Barney represents that neither the Plan nor the participants will pay any additional fees for electing to use the Automatic Reallocation Option./10/


-------
 /6/ Salomon Smith Barney notes that there are 12 standard Allocation Models and that two similarly-situated Plan participants who receive the same recommendation from the Consulting Group will receive the same reallocation.
 /7/ Under these circumstances, Salomon Smith Barney will advise the recordkeeper of the proposed reallocation of the account of a Section 404(c) Plan participant as soon as the Consulting Group has determined that a change to an asset allocation recommendation is going to be made. The communication may initially be made orally because the recordkeeper must then promptly modify its system to effect the necessary changes to a participant's account on the effective date of the new recommendation. The oral communication is customarily followed by a full written description of the changes within two business days of the verbal update.
 As noted above, a Section 404(c) Plan participant who has elected the Automatic Reallocation Option would receive a trade confirmation from the recordkeeper of the resulting changes to the positions in his or her account, if that is the notification procedure agreed to for the Plan. Also as noted above, transactions occurring upon automatic reallocation and the underlying recommendation changes will be disclosed in the "Participant Quarterly Review."
-------
 /8/ The Notice will be mailed with the presumption of delivery within three business days so that the 30 day calendar period will not commence until the third business day following the mailing. In addition, the Effective Date of the Automatic Reallocation Option will occur no sooner than the business day following the thirtieth calendar day. To avoid any misunderstandings or miscalculations by the Independent Plan Fiduciary, Salomon Smith Barney represents that it will conspicuously state, in the Notice, the last date for its receipt of the Independent Plan Fiduciary's written response.
-------
 /9/ While there is no minimum percentage threshold that will trigger the Automatic Reallocation Option, other than the historical ranges specified above, Salomon Smith Barney notes that there may be future market circumstances that may justify an asset allocation adjustment of a lesser amount. Because the Consulting Group will only adjust asset allocation recommendations to reflect current market conditions, Salomon Smith Barney anticipates that triggers for the Automatic Reallocation Option will continue to be only market-related. As is currently the situation, Salomon Smith Barney represents that a Plan investor may, at any time and for any reason, contact a Financial Consultant to request a modification of an existing Allocation Model.
 /10/ General Condition II(c) of PTE 94-50 as well as this proposal states that no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust. Since the fees paid to Salomon Smith Barney are based upon net asset values of investments and not transactions, a change of investment allocations and the net purchases and redemptions used to effect such changes do not change the payable fees.

 Thus, on the basis of the foregoing, General Condition II(f) has been revised to read as follows:
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary, in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary Plan of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) The proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the

 [Page 60396]
Act and section 4975(c)(1)(F) of the Code;
 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (5) This proposed exemption, if granted, is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for self-employed individuals (the Keogh Plan)/11/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).
 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section

 [Page 60397]
404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.
 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

-------
/11/ The employee benefit plan, the IRA and the Keogh Plan are collectively referred to herein as the Plans.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./12/
 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.
 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations,
Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b)

 [Page 60398]
the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.
 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

-------
 /12/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:
 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.
 (b) An "affiliate" of Salomon Smith Barney includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
 (2) A participant in a Keogh Plan;
 (3) An individual covered under a self-directed IRA which invests in Trust shares;
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of June 21, 1994 with respect to the transactions described in Section I.A. and B.(1). With respect to Section I.B.(2) and Section II(f)(1)-(4) of the General Conditions, this proposed exemption will be effective November 9, 1998.
 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTEs 92-77 and PTE 94-50, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 4th day of November, 1998.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 98-29964 Filed 11-6-98; 8:45 am]

BILLING CODE 4510-29-P

Federal Register: April 5, 1999 (Volume 64, Number 64)
Notices
Page 16486-16493
From the Federal Register Online via GPO Access [wais.access.gpo.gov] [DOCID:fr05ap99-118]
--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 99-15; Exemption Application No. D-10574]

Grant of Individual Exemption To Amend Prohibited Transaction

Exemption (PTE) 94-50 Involving Salomon Smith Barney Inc.

Salomon Smith Barney Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Grant of individual exemption to modify PTE 94-50.

--------------------------------------------------------------------------------

SUMMARY: This document contains a final exemption before the Department of Labor (the Department) which would amend PTE 94-50 (59 FR 32024, June 21,
1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney. PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). These transactions are described in a notice of pendency that was published in the Federal Register on November 9, 1998 at 63 FR 60391.

EFFECTIVE DATE: This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund (the GIC Fund) that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.


FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On November 9, 1998, the Department published, at 63 FR 60391, a notice of proposed exemption in the Federal Register that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, or a retirement plan for a self-employed individual (collectively, the Plans). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and
(F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio under the TRAK Program for the investment of Plan assets.

 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (i.e., the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92- 77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.

 Salomon Smith Barney has informed the Department of certain changes to the facts underlying PTE 94-50. These modifications include (1) Corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department. The proposed exemption was requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.

 The proposed exemption gave interested persons an opportunity to comment on the notice of pendency and to request a public hearing. During the comment period, the Department received three written comments and no requests for a hearing in response to the notice. Two comments were submitted by Plan participants investing in the TRAK Program. The third comment, which is intended to clarify and

 [[Page 16487]]

modify the proposed exemption, was submitted by Salomon Smith Barney.

 Following is a discussion of the comments received, the responses provided by Salomon Smith Barney, and the Department's determinations regarding the comments.

Participant Comments

 The first commenter objects to the proposed exemption because he is under the impression that the new services that will be
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
-------
Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

offered to TRAK Program investors by Salomon Smith Barney will result in increased fees paid to consultants and investment advisers by the Funds. The commenter also does not believe that there will be a corresponding increase in the growth of the Funds.

 Salomon Smith Barney represents that although it is not clear which provisions in the proposed exemption have elicted the comment, it points out that the comment relates more or less to the underlying Fund portfolios rather than to the TRAK Program.

 As to the commenter's first area of concern, Salomon Smith Barney explains that the proposed Automatic Reallocation Option is a service that is to be provided at no additional cost to the investor and it does not affect the calculation of the investment advisory fee. In addition, Salomon Smith Barney represents that it does not have a basis to respond to the inclusion of "consultants" in this comment. With respect to the commenter's concern about growth prospects, Salomon Smith Barney states that no investment vehicle can assure investors future performance.

 The second commenter states that while he has no objection to Salomon Smith Barney's implementation of the Automatic Reallocation Option, he would like to see the requirement for clear explanations of the choices and the implications of such choices. The commenter also suggests that Salomon Smith Barney provide a clear path for revocation of the Automatic Reallocation Option, whereby a Plan investor's choice would have to be reaffirmed periodically.

 In response to this comment, Salomon Smith Barney states that the text of the announcement referred to in the preamble (the Preamble) at 60394 provides participants with the same information that the commenter requests. However, as an alternative to the commenter's suggestion of a reaffirmation mechanism, Salomon Smith Barney represents that it will include a footnote in the "Participant Quarterly Review" indicating that the participant is currently using the Automatic Reallocation Option and stating that such participant can cancel this service at any time. Salomon Smith Barney proposes to place the footnote after the legend quoted in Footnote 5 of the Preamble. The additional language would read as follows:

 You have elected to have your TRAK Portfolio automatically reallocated at such time as the Consulting Group recommends a change to the Allocation Model you are following. If, at any time, you choose to discontinue this service, please contact your Financial Consultant for instructions.

 Salomon Smith Barney believes the participant will then be consistently reminded of his or her option to discontinue the Automatic Reallocation Option.

Salomon Smith Barney's Comments

1. Corporate Mergers

 Salomon Smith Barney wishes to clarify that on page 60392 of the Preamble, in the first sentence of the paragraph captioned "Corporate Mergers," the phrase "Salomon Inc., the ultimate parent of" should be inserted after the phrase "acquired all the shares of." Also, in this section, Salomon Smith Barney wishes to modify the first sentence of the third paragraph to clarify that one of the purposes of the merger, rather than the "sole" purpose of the merger, was to create additional distribution channels for the TRAK Program.

 In response to this comment, the Department concurs with the requested modifications and has made the suggested changes.

2. Recordkeeping Reimbursement Offset Procedure

 Salomon Smith Barney has informed the Department that although it has not yet implemented the Recordkeeping Reimbursement Offset Procedure in a manner that will reduce the net outside fee (the Net Outside Fee), at the present time, it has in place a recordkeeping reimbursement program that reduces recordkeeping expenses only, at an annual rate of $8.50 per participant position. Salomon Smith Barney states that this annualized rate has been approved by the Funds' Board of Trustees and that, of the $8.50 amount, $0.50 per participant position represents a sub-transfer agency fee for the costs associated with the application of the reimbursement process (the Processing Fee). Currently, Salomon Smith Barney states that its affiliate, Smith Barney Corporate Trust Company, is retaining this Processing Fee.

 Salomon Smith Barney has provided an example showing the manner in which the recordkeeping reimbursement amount is determined by the Funds at the $8.50 level using some of the numbers set forth in the example given in the Preamble on pages 60392 and 60393. The example assumes that all positions are eligible for reimbursement because positions in the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio are not eligible for recordkeeping reimbursement.

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount that would be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount to be paid by the Funds would be 300 x $2 (the annual amount of $8 divided by 4) or $600.

 The Processing Fee paid by the Plan to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50. This Processing Fee would, in turn, also be credited back to the Plan by the Funds.

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees..................................... $ 500.00
Quarterly Portion of Other Fees/2................................./..   300.00
Processing Fee.......................................................    37.50
                                                                      --------
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(600.00)
Credit for Processing Fee............................................ $ (37.50)
                                                                      --------
   Total Reimbursement............................................... $(637.50)
Net Amount of Recordkeeping Fees Payable by the Plan................. $ 200.00
Net Amount of Recordkeeping Fees Payable by the Funds................   637.50
                                                                      --------
   Total Quarterly Recordkeeping Fees................................ $ 837.50

 Since the recordkeeping reimbursement program currently in place applies only to the payment of expenses related to recordkeeping, there would never be an "excess reimbursement" according to Salomon Smith Barney. Therefore, the Total Reimbursement amount would reflect the lesser of the amount calculated as in the example above, or the actual

 [[Page 16488]]

costs billed. If the Total Reimbursement
-------

 /2/ Assumes "Other Fees" are paid by the Plan during the quarter.

calculation had exceeded the Total Quarterly Recordkeeping Fees, Salomon Smith Barney states that the maximum reimbursement amount would be limited to the Total Quarterly Recordkeeping Fees.

 On page 60392 of the Preamble, the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure states that in May 1998, the Board of Trustees of the Funds approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. Salomon Smith Barney notes that the recordkeeping reimbursement amount may be changed by the Board of Trustees of the Funds from time to time. Therefore, it requests that the description of the TRAK Program define the reimbursement amount as "such annual dollar amount per eligible position as shall be set by the Board of Trustees of the Funds from time to time." Salomon Smith Barney has also informed the Department that, of the $12.50 annual reimbursement amount approved by the Board of Trustees of the Funds, $0.50 is being retained by Smith Barney Corporate Trust Company as a Processing Fee.

 The Department does not object to making the foregoing clarifications to the description of the Recordkeeping Reimbursement Offset Procedure in the Preamble. However, because Smith Barney Corporate Trust Company is retaining $0.50 per participant position as a Processing Fee, the Department requested that Salomon Smith Barney revise the calculations in the example appearing on pages 60392 and 60393 of the Preamble. In addition to these changes, Salomon Smith Barney suggested that the following disclaimer language preface the example in order to avoid investor confusion:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance.

 Moreover, Salomon Smith Barney notes that because a Plan participating in the TRAK Program may be required to pay a recordkeeper "Other Fees" in addition to annual recordkeeping fees, both of which may be billed on a quarterly basis, it wishes to clarify that "Other Fees" may arise only at certain times of the year and that it does not wish to imply by the example that "Other Fees" are regularly billed quarterly in all instances.

 In light of these changes, the revised example is set forth as follows:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance. Therefore, the Recordkeeping Reimbursement Offset Procedure would work as follows:

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. In addition, the Processing Fee paid to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amounts to be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. To this amount would be added the $37.50 Processing Fee paid to the recordkeeper during the quarter. Such amounts would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees/3/ ................................. $ 500.00
Quarterly Portion of Other Fees......................................   300.00
Processing Fee.......................................................    37.50
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(900.00)
Credit for Processing Fee............................................   (37.50)
                                                                      --------
   Total Reimbursement............................................... $(937.50)
                                                                      --------
Excess Reimbursement................................................. $(100.00)

 Because the Total Reimbursement amount exceeds the Total Quarterly Recordkeeping Fees, the Plan does not owe any recordkeeping fees for that period. Therefore, the recordkeeper would not bill the Plan. Instead, the Funds would pay the recordkeeper the $837.50 amount due.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (100.00)
Net Outside Fee Paid by the Plan..................................... $2,025.00
Net Outside Fee Paid by the Funds....................................    100.00
                                                                      ---------
   Total Quarterly Net Outside Fee................................... $2,125.00
                                                                      ---------

 In the program as proposed, the Funds have agreed that any Excess Reimbursement amount remaining after the payment of the Total Quarterly Recordkeeping Fees would be paid by the Funds to reduce the Plan's investment advisory fee obligations. Therefore, the $100 Excess Reimbursement amount would be applied against the Plan's Quarterly Net Outside Fee. Under such circumstances, the recordkeeper would advise the Consulting Group that it is entitled to bill the Plan for the $2,025.00 balance of the Consulting Group's Net Outside Fee. In turn, the Funds would pay the $100 amount attributable to the Excess Reimbursement to the Consulting Group./4/

 Also, on page 60392 of the Preamble, in the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure, it states that a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50. In light of the change to the allocation of the $12.50 reimbursement amount (i.e., $12.00 per participant position and $0.50 payable to Smith Barney Corporate Trust Company as a Processing Fee), Salomon Smith Barney wishes to clarify that the participant would receive a "total annual offset of $36.00" rather than a "total annual reimbursement of $37.50."

 Finally, on page 60392 of the Preamble, in the last sentence of the second paragraph describing the Recordkeeping Reimbursement Offset Procedure, it states that an affected Plan will be required to pay only the balance of the [Net Outside] fee, which is generally charged on a quarterly
-------
 /3/ Assumes "Other Fees" are paid by the Plan during the quarter.
-------
 /4/ It should be noted that the existence or the amount of the excess will not alter the amount of the recordkeeping or advisory fees. Instead, the reimbursement calculations will determine the proportion of payment by the Funds of the Plan's fee obligations.

basis, after the excess reimbursement amount has been deducted. Salomon Smith Barney wishes to point out that because some recordkeepers choose to bill the initial quarterly installment of the recordkeeping fee in full and then apply the recordkeeping reimbursement amount for each quarter to the next quarter's

 [[Page 16489]]

fees, it suggests that the Department delete the clause stating "and the timing of the offset of the excess reimbursement amount against the fees," appearing on page 60393 of the Preamble in the second sentence of the first full paragraph following the example. The Department concurs with the modifications to the Preamble.

3. Footnote 3

 On page 60392 of the Preamble, Footnote 3 states that Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan. For purposes of clarification, Salomon Smith Barney requests that the Department add the following parenthetical exception at the end of the footnote after the word "Plan":

(except the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio, as to which no investment management fee is retained).

 In response, the Department concurs with this clarification. On page 60393 of the Preamble, the second sentence of the first paragraph following the example states that 23 recordkeepers currently provide services to TRAK Program investors. Salomon Smith Barney explains that since a Plan designates its own recordkeeper, the number "23" is subject to change. Therefore, Salomon Smith Barney suggests the deletion of this number and the Department concurs with this clarification.

4. Investor Contact/Superfluous Language

 On page 60393 of the Preamble, Footnote 5 distinguishes the Automatic Reallocation Option from rebalancing of a participant's account and it instructs a TRAK Program participant to contact his or her Financial Consultant should a change in an investment allocation be warranted. Footnote 5 also states that a Financial Consultant is expected to initiate contact with Plan participants at least annually to encourage a comparison of the holdings in the Plan participant's portfolio against the Consulting Group's recommendation. Salomon Smith Barney wishes to inform the Department that in the case of retirement plans covering multiple participants, this contact typically may take the form of regular written communications between the Financial Consultant and the Plan investor.

 Moreover, the Department has stricken the last two sentences of Footnote 5, which due to a printing error, contain superfluous language also appearing on page 60393 of the Preamble, in the second and third sentences of the first paragraph under the description of the Automatic Reallocation Option.

5. Footnote 6

 On page 60394 of the Preamble, Footnote 6 states, in pertinent part, that there are 12 standard asset allocation models (the Allocation Models). Salomon Smith Barney explains that because it is constantly in the process of refining the basis for its asset allocation advice, the number of standard Allocation Models is expected to change as a result of such product modifications. To avoid an ongoing obligation to alter this number, Salomon Smith Barney suggests that the reference to the number "12" be deleted. Therefore, the Department has modified the Preamble, accordingly.

6. Condition (f)

 On page 60395 of the Preamble and page 60396 of the operative language of the proposed exemption, Section II(f)(3) of the General Conditions contains a notice provision that requires an Independent Plan Fiduciary to give Salomon Smith Barney at least 30 calendar days prior written notice of its intention to "opt out" of a new asset allocation model. Salomon Smith Barney wishes to clarify that an Independent Plan Fiduciary has a period of at least 30 calendar days during which to provide Salomon Smith Barney with written notice. Therefore, Salomon Smith Barney proposes that the notice period be described as "at any time within the period of 30 calendar days" prior to the Effective Date.

 In response to this comment, the Department has made the change suggested by Salomon Smith Barney.

7. Deletion of the Last Sentence of Paragraph (g)

 On pages 60394 and 60395 of the Preamble, paragraph (g) states that if the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date. Paragraph (g) also states that, under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option will remain in effect for future changes in such participant's Allocation Model.

 Salomon Smith Barney explains that once a participant has opted out of the Automatic Reallocation Option, the participant's account is left at its current "non-conforming" allocation levels and it no longer resembles a Consulting Group Allocation Model. Because the Automatic Reallocation Option, in effect, terminates upon a participant's "opting out," Salomon Smith Barney requests the deletion of the last sentence of paragraph (g).

 In response to this comment, the Department has made the requested deletion to paragraph (g).

8. General Information

 On page 60395 of the proposed exemption, in the section captioned "General Information," paragraph (2) states that the proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code. The Department wishes to point out that the exemption will extend to transactions that are prohibited under section 406(b) of the Act and section 4975(c)(1)(E) and (F) of the Code and it has modified the final exemption, accordingly.

9. Scope of the Term "Employee Benefit Plans"

 Salomon Smith Barney requests that the exemption cover transactions in the TRAK Program that are entered into not only by qualified plans that meet the requirements of section 401(k) of the Code, but also by any individual account pension plan that may be subject to Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). To the extent that participants in Section 403(b) Plans invest their contributions in shares of the Funds, Salomon Smith Barney and its affiliates would like to make the TRAK Program available to them.

 The Department concurs with this comment and, on page 60396 of the proposed exemption, it has revised Section I.A. of the operative language by deleting the word "or" preceding the phrase "a retirement plan for self-employed individuals (the Keogh Plan)" and adding the phrase "or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan)." In addition, the Department has revised Footnote 11 of the proposed exemption to include a reference to the term "Section 403(b) Plan" after the term "Keogh Plan." Further, on page 60398 of the proposed exemption, the Department has

 [[Page 16490]]

revised Section III(c)(3) of the Definitions as follows:

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-10574) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 94-50 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self- employed individuals (the Keogh
Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan)/5/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be
-------
 /5/ The employee benefit plan, the IRA, the Keogh Plan and the Section 403(b) Plan are collectively referred to herein as the Plans.

automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and

 [[Page 16491]]

redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./6/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such
-------
 /6/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.


 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a

 [[Page 16492]]

Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption,

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (A) a self-directed IRA, or (B) a Section 403(b) Plan which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the proposed exemption and PTEs 92-77 and 94-50 which are cited above.

 [[Page 16493]]

 Signed at Washington, DC, this 30th day of March, 1999.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits
Administration,
Department of Labor.

[FR Doc. 99-8226 Filed 4-2-99; 8:45 am]
BILLING CODE 4510-29-P

For More Information


If you want more information about the Portfolio or the other portfolios that comprise the Trust, the following resources are available upon request.

Annual and Semiannual Reports
Additional information about the Portfolio's investments will be available in the Portfolio's annual and semiannual reports to shareholders. The Portfolio's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information
The Statement of Additional Information provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

Investment Professional
The investor's Financial Consultant is available to answer questions about the Portfolio or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolio by contacting their Financial Consultant, or the Consulting Group at:

  The Consulting Group
  222 Delaware Avenue
  Wilmington, Delaware 19801

  Telephone: 1-212-816-8725

Investors can review the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies for free from the Commission's Internet website at: http://www.sec.gov, or for a duplicating fee by calling or writing to:

  Public Reference Section of the Commission
  Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information. Neither the Portfolio nor the distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell such shares.

Investment Company Act File No. 811-06318


                                                SalomonSmithBarney
                                                ------------------
                                                A member of citigroup[LOGO]


Salomon Smith Barney, Inc, is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

(R)1999 Salomon Smith Barney Inc.  TK2094  10/99

                               Consulting Group

                             Capital Markets Funds


                           Multi-Sector Fixed Income

                                  Investments


Prospectus
October 1, 1999                                     SalomonSmithBarney
                                                    ---------------------
                                                    A member of citigroup [LOGO]



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Table of Contents

Investments, Risks and Performance                       2
----------------------------------------------------------
 Investment Objective                                    2
----------------------------------------------------------
 Principal Investment Strategies                         2
----------------------------------------------------------
 Fees and Expenses                                       4
----------------------------------------------------------
More on the Portfolio's Investments and Related Risks    5
----------------------------------------------------------

The Manager                                              7
----------------------------------------------------------
 Year 2000 Issue                                         8
----------------------------------------------------------

Asset Allocation Programs                                9
----------------------------------------------------------

Investment and Account Information                      10
----------------------------------------------------------
 Account Transactions                                   10
----------------------------------------------------------
 Valuation of Shares                                    11
----------------------------------------------------------
 Dividends and distributions                            11
----------------------------------------------------------
 Taxes                                                  11
----------------------------------------------------------
Appendix A                                             A-1
----------------------------------------------------------
Appendix B                                             B-1
----------------------------------------------------------

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Multi-Sector Fixed Income Investments

Investments, Risks and Performance
Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies

Multi-Sector Fixed Income Investments (the "Portfolio") invests primarily in fixed-income securities issued by U.S. governmental and corporate issuers and mortgage-related and asset-backed securities.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor focuses on one of the following different segments of the fixed in-come marketplace:

 . Intermediate maturity securities

 . Long-term maturity securities

 . Mortgage-related securities

 . High yield securities

Each subadvisor's investment approach is described below.

Intermediate Maturity The subadvisor focuses on investment grade intermediate maturity fixed income securities. The average maturity of securities ranges from three to ten years. Average maturity is a weighted average of the stated maturities of the debt securities the Portfolio owns. Individual investments may be of any maturity. The subadvisor seeks to maximize current income and minimize volatility by:

 . Analyzing issuers and sectors on a yield spread basis, with an overlay of fundamental company analysis

 . Identifying fixed income securities with the greatest potential for adding value, such as those involving new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

 . Managing variables such as sector, maturity, duration, credit quality, yield and potential capital appreciation.

Long-Term Maturity The subadvisor focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed income market-government, corporate and mortgage and asset-backed-depending on its forecast of relative values

 . Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Mortgage-Related The subadvisor focuses on mortgage-related securities repre-senting pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mort-gage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to en-hance current income, the Portfolio may enter into mortgage dollar roll trans-actions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadvisor uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadvisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agency and government related organizations.

High Yield The subadvisor focuses on below investment grade fixed income secu-rities, also known as "high yield" securities and commonly referred to as "junk bonds." It invests primarily in fixed income securities of corporate issuers located in the U.S., but may also invest in securities of issuers located in developed foreign countries. It may also invest a portion of the Portfolio in equity

 Multi-Sector Fixed Income Investments
and equity-related securities, including convertible securities, preferred stocks, warrants and rights.

The subadvisor invests primarily in fixed income securities whose average dura-tion ranges from two to six years. Individual securities may be of any maturi-ty.

The subadvisor employs a relative value investment process, looking for securi-ties of companies with improving or stable credit quality trends. It focuses on investments in the "BB" and "B" quality spectrum. The investing process includes:

 . Extensive research of issuers and their business conditions

 . Thorough analysis of issuers and their credit quality

 . Emphasis on general economic and interest rate trends and forecasts.

Credit Quality. The intermediate maturity, long-term maturity and mortgage-re-lated portions of the Portfolio are invested primarily in securities rated in-vestment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadvisor. The high yield portion of the Portfolio will primarily be invested in fixed income secu-rities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor. Securities rated below investment grade are com-monly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfo-lio's holdings to changes in interest rates. Individual securities may be of any maturity.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments

 . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong

 . When interest rates go up, prices of fixed income securities decline

 . An issuer of a security may prepay principal earlier than scheduled, which would force the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

 . Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

 . Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securi-ties with embedded leverage or unusual interest rate reset terms

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Who may want to invest

The Portfolio may be an appropriate investment if you:

 . Are seeking current income

 . Are willing to accept the risks of high yield and derivative investments

 Multi-Sector Fixed Income Investments

Performance

Because this Portfolio was added to the Consulting Group Capital Markets Funds this year, the Portfolio does not yet have a sufficient operating history to generate the performance information which other Smith Barney funds show in bar and table form in this location of the prospectus.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon estimated expenses for the Portfo-lio's current fiscal year.

  Shareholder fees                       None
  (fees paid directly from your
   investment)
  Maximum annual TRAK(R) fee*           1.50%
  Annual Portfolio operating expenses
  (expenses that are deducted from
   Portfolio assets)
   Management fee**                     0.85%
   Other expenses                       0.20%
                                        -----
  Total annual Portfolio operating
   expenses**                           1.05%

* Fee payable under the TRAK(R) Personalized Investment Advisory Service for asset allocation services. See "Asset Allocation Programs."
** The management fee rate shown above reflects the maximum fee paid to the manager and a single subadvisor. However, the projected effective annual management fee rate for the Portfolio is expected to be 0.45% or less due to the allocation of assets among multiple subadvisors. The Portfolio is oper-ating under an expense cap of 0.80% for the current fiscal year. The expense cap will remain in effect until changed by the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Port-folio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 . You invest $10,000 in the Portfolio for the time periods indicated;

 . You reinvest all dividends and distributions;

 . You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 . The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

       After 1                                                         After 3
        year                                                            years
       $127                                                             $675

                                   BENCHMARK

The Portfolio's primary benchmark
is Lehman Brothers Aggregate Bond
Index. The Index is composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Lehman Mortgage-Backed
Securities Index and also
includes treasury issues, agency
issues, corporate bond issues and
mortgage-backed securities.
Unlike the Portfolio, the
benchmark is unmanaged and does
not include any expenses.

 Multi-Sector Fixed Income Investments

More on the Portfolio's Investments and Related Risks

The section entitled "Investments, Risks and Performance" describes the Portfo-lio's investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio's invest-ments and certain investment management techniques the Portfolio may use. More information about the Portfolio's investments and portfolio management tech-niques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this
 section are stated as a percent-
 age of assets. These percentages
 are applied at the time of pur-
 chase of a security and subse-
 quently may be exceeded because
 of changes in the value of the
 Portfolio's investments.


Fixed Income Investments. The Portfolio may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market in-struments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, in-cluding fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-ment-in-kind and auction rate features.

An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" matu-rity which is shorter or longer than its stated maturity depending on the de-gree of prepayment, or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing inter-est rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real proper-ty. The Portfolio may invest up to 10% of its net assets in asset-backed secu-rities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receiv-ables and other categories of receivables. The Portfolio's investments in as-set-backed securities will be rated in the highest rating category at the time of investment.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on un-derlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepay-ment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only in-struments are particularly subject to extension risk. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


                                 Credit Quality

 The Portfolio's rating criteria
 are applied at the time of pur-
 chase. If a security is subse-
 quently downgraded, the
 subadvisor may, but is not re-
 quired to, sell the security. If
 a security is rated differently
 by two or more rating organiza-
 tions, the subadvisor may use
 the higher rating to determine
 the security's rating category.

 Securities are considered in-
 vestment grade if they are:

 . rated in one of the top four
   long-term rating categories by
   a nationally recognized sta-
   tistical rating organization.

 . unrated securities that the
   subadvisor believes to be of
   comparable quality.

 Securities are considered below
 investment grade if they are
 rated below the top four long-
 term ratings or are of equiva-
 lent quality if unrated. Below
 investment grade securities,
 also known as "high yield secu-
 rities," (commonly known as
 "junk bonds") are subject to:

 . the increased risk of an is-
   suer's inability to meet prin-
   cipal and interest obliga-
   tions.

 . greater price volatility be-
   cause of a heightened sensi-
   tivity to changing interest
   rates.

 . less liquidity.


Derivative contracts. The Portfolio may, but is not required to, use derivative contracts for any of the following purposes:

 . To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for the Portfolio.

 Multi-Sector Fixed Income Investments

 . As a substitute for purchasing or selling securities.

 . To shorten or lengthen the effective maturity or duration of the Portfolio's fixed income investments.

 . To enhance the Portfolio's potential gain in non-hedging situations.

The Portfolio may use various types of derivative instruments, including op-tions on securities and securities indices, futures and options on futures. A derivative contract will obligate or entitle the Portfolio to deliver or re-ceive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in deriv-ative contracts can have a big impact on the Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportion-ately increase Portfolio losses and reduce opportunities for gains when inter-est rates, stock prices or currency rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio's hold-ings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Portfolio's assets less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar roll trans-actions to earn additional income. In these transactions, the Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same inter-est rate and maturity date, but generally backed by a different pool of mort-gages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadvisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the set-tlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

Asset-Backed Securities ("ABS"). The Portfolio may invest up to 10% of its as-sets in ABS. ABS may enhance the Portfolio's performance, however, their use involves certain risks that may not be found in other investments. The Portfo-lio will only invest in ABS that have received a AAA rating from a nationally recognized statistical rating organization.

High Yield Securities. The Portfolio can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's abil-ity to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may expe-rience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific events are more likely to render the issuer unable to make in-terest and/or principal payments. A negative perception of the high yield mar-ket may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

Defensive investing. The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolio's investments in these assets are managed by SSB Citi Fund Management LLC.

Impact of high portfolio turnover. The Portfolio may engage in active and fre-quent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Portfolio's performance.

Investment Policies. The portfolio's investment policies generally may be changed by the Board of Trustees without shareholder approval.

 Multi-Sector Fixed Income Investments

The Manager

The manager. The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi"), serves as the manager for the Portfolio. SSB Citi is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trad-ing--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the as-sets of the Portfolio. The Consulting Group was established to match the in-vestment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisers. Since 1973, the Con-sulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and invest-ment adviser selection services.

The Portfolio is part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolio and the following additional portfolios which are of-fered in a separate prospectus, a copy of which can be obtained from any Salo-mon Smith Barney Financial Consultant:

 . Government Money Investments

 . Intermediate Fixed Income Investments

 . Long-Term Bond Investments

 . Municipal Bond Investments

 . Mortgage Backed Investments

 . High Yield Investments

 . Balanced Investments

 . Large Capitalization Value Equity Investments

 . Large Capitalization Growth Investments

 . Small Capitalization Value Equity Investments

 . Small Capitalization Growth Investments

 . International Equity Investments

 . International Fixed Income Investments

 . Emerging Markets Equity Investments

 . Multi-Strategy Market Neutral Investments

 . S&P 500 Index Investments

The subadvisors. The Portfolio's assets are allocated among four subadvisors according to the following percentages: Standish, Ayer & Wood, Inc. ("Stand-ish")--50%, Western Asset Management Company ("Western")--20%, APAM Core Fixed Income LLC ("APAM CFI")--20% and Alliance Capital Management L.P. ("Alli-ance")--10%. Standish manages the intermediate maturity segment of the Portfo-lio, Western manages the long-term maturity segment of the Portfolio, APAM CFI manages the mortgage-related segment of the Portfolio and Alliance manages the high yield segment of the Portfolio. The subadvisors are responsible for the day-to-day investment operations of the Portfolio in accordance with the Port-folio's investment objectives and policies. The name and address of each subadvisor, and the name and background of each portfolio manager, is included below.


 CO-SUBADVISORS

 STANDISH AYER & WOOD, INC.
 One Financial Center
 Boston, MA 02111

 PORTFOLIO MANAGER
 Richard Doll

 Mr. Doll has been a vice presi-
 dent of the firm since 1984 and
 a director since 1987.

 WESTERN ASSET MANAGEMENT COMPANY
 117 E. Colorado Boulevard
 Pasadena, California 91105

 PORTFOLIO MANAGERS
 Management Team

 APAM CORE FIXED INCOME LLC
 201 East Pine Street, Suite 600
 Orlando, Florida 32801

 PORTFOLIO MANAGER
 John L. Cassady III

 Mr. Cassady is a portfolio man-
 ager with the firm and has 11
 years of investment experience.

 ALLIANCE CAPITAL MANAGEMENT L.P.
 1345 Avenue of the Americas
 New York, NY 10105

 PORTFOLIO MANAGERS
 Nelson R. Jantzen
 Sheryl A. Rothman

 Mr. Jantzen is a senior vice
 president and co-head of the
 High Yield Group and has 25
 years of investment experience.
 Ms. Rothman is a senior vice
 president and portfolio manager
 and has 15 years of investment
 experience.

 Multi-Sector Fixed Income Investments

The subadvisor selection process. Subject to the review and approval of the Portfolio's Trustees, the Consulting Group is responsible for selecting, super-vising and evaluating subadvisors who manage the Portfolio's assets. The Con-sulting Group may adjust the allocation of the Portfolio's assets among the subadvisors by up to 10%. Any adjustment affecting more than 10% of the Portfo-lio's assets can only be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Con-sulting Group is also responsible for communicating performance expectations and evaluations to the subadvisors and ultimately recommending to the Board of Trustees whether a subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.


                             The Evaluation Process

 The Consulting Group screens
 more than 3,000 registered in-
 vestment advisory firms, tracks
 the performance of more than 700
 firms on its comprehensive data-
 base and evaluates the strength
 and performance of advisory
 firms in Consulting Group pro-
 grams each year. Throughout the
 evaluation, the Consulting Group
 focuses on a number of key is-
 sues:

 . level of expertise

 . relative performance and
   consistency of performance

 . strict adherence to investment
   discipline or philosophy

 . personnel, facility and finan-
   cial strength

 . quality of service and commu-
   nication.


Generally, shareholders must approve any change in subadvisors. However, the Portfolio relies upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace ex-isting subadvisors without first obtaining shareholder approval for the change. The Trustees, including a majority of the "non-interested" Trustees, must ap-prove each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolio will provide investors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

Management Fees. The Consulting Group receives fees from the Portfolio for its services at an annual rate of 0.65% of its average daily net assets. In turn, the Consulting Group pays the subadvisors a portion of this fee for their serv-ices. In addition, the Portfolio pays SSB Citi a fee at an annual rate of 0.20% of the Portfolio's average daily net assets for administration services.

Possible Conflict of Interest. The advisory fee paid by each portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain portfolios in the Trust over other portfolios. You should consider this possible conflict of interest when evaluating the manager's asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recom-mendations.

Year 2000 Issue

Information technology experts are concerned about computer systems' ability to process date-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Portfolio. The cost of addressing the Year 2000 issue, if substantial, could adversely effect companies and governments that issue securities held by the Portfolio. The manager and Salomon Smith Barney are addressing the Year 2000 issue for their systems. The Portfolio has been informed by other service prov-iders that they are taking similar measures. Although the Portfolio does not expect the Year 2000 issue to adversely affect it, the Portfolio cannot guaran-tee that the efforts of the Portfolio, which are limited to requesting and re-ceiving reports from service providers, or the efforts of service providers to correct the problem, will be successful.

 Multi-Sector Fixed Income Investments

Asset Allocation Programs
Shares of the Trust's portfolios are available to participants in advisory pro-grams sponsored by Salomon Smith Barney Inc., including the TRAK(R) Personal-ized Investment Advisory Service, or other qualified investment advisors ap-proved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

 . evaluating the investor's investment objectives and time horizon

 . analyzing the investor's risk tolerance

 . recommending an allocation of assets among the portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an in-vestor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment deci-sion is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quar-ter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

 Multi-Sector Fixed Income Investments

Investment and Account Information
Account Transactions

Purchase of Shares. You may purchase shares of the Portfolio if you are a par-ticipant in an advisory program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisers not affiliated with Salomon Smith Barney. Purchases of shares of the Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of the Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 . There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolio and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more in-formation, contact your Investment Professional or consult the SAI.

Shares of the Portfolio are sold at net asset value per share without imposi-tion of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Or-ders accepted after 4:00 p.m. will receive the next day's share price. All pur-chase orders must be in good order to be accepted. This means you have provided the following information:

 . Name of the portfolio

 . Account Number

 . Dollar amount or number of shares to be purchased

 . Signatures of each owner exactly as the account is registered

The Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Bar-ney has received and accepted an advisory agreement signed by the investor par-ticipating in the TRAK(R) program or other advisory program sponsored by Salo-mon Smith Barney. With respect to investors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of the Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signa-ture guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advi-sory service, you must redeem your shares in the Portfolio.

The Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may ben-efit from the use of temporarily uninvested funds. A shareholder who pays for shares of the Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in the Portfolio for shares in any other portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any portfolio into which you make an ex-change. An exchange is a taxable transaction except for exchanges within a re-tirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of fre-quent exchanges. Excessive exchange transactions can adversely affect the Port-folio's performance, hurting the Portfolio's other shareholders. If the Con-sulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before sus-pending his or her exchange privilege. During the 15-day period the shareholder will be re-

 Multi-Sector Fixed Income Investments
quired either to redeem his or her shares in the Portfolio or establish an al-location which the shareholder expects to maintain for a significant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

The Portfolio offers its shares at their net asset value per share. The Portfo-lio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Portfolio generally values its fund securities based on market prices or quotations. The Portfolio's currency conversions, if any, are done when the London stock exchange closes. When market prices are not available, or when the Consulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or cur-rency exchanges close, the Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfo-lio's Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quo-tations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by the Portfolio could change on days when shares of the Portfolio cannot be bought or sold.

Dividends and distributions

The Portfolio intends to distribute all or substantially all of its net invest-ment income and realized capital gains, if any, for each taxable year. The Portfolio declares and pays dividends, if any, from net investment income monthly. The Portfolio declares and distributes realized net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the Portfolio unless the shareholder elects to receive them in cash.

The Portfolio expects distributions to be primarily from net investment income.

Taxes
--------------------------------------------------------------------------------

Transactions                                              Federal Tax Status
------------------------------------------------------------------------------
Sales or exchange of shares                               Usually capital gain
                                                          or loss; long-term
                                                          only if shares owned
                                                          more than one year
------------------------------------------------------------------------------
Distributions of long term                                Long-term capital
 capital gain                                             gain
------------------------------------------------------------------------------
Distributions of short term                               Ordinary income
 capital gain
------------------------------------------------------------------------------
Dividends from net                                        Ordinary income
 investment income
------------------------------------------------------------------------------
Any of the above received by                              Not a taxable event
 a retirement account
------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Portfolio is about to declare a capital gain distribu-tion or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, you will receive a Form 1099 indicating your divi-dends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolio with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 31% of the Portfolio's distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Portfolio.

As noted above, investors, out of their own assets, will pay an advisory serv-ice fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under cur-rent federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the ag-gregate of these deductions exceeds 2% of adjusted gross income. Such deduc-tions are also subject to the general limitation on itemized deductions for in-dividuals having, in 1999, adjusted gross income in excess of $126,600 ($63,300 for married individuals filing separately).

 Multi-Sector Fixed Income Investments

                                   APPENDIX A

                               Investment Indices

Following are definitions of indices that are utilized in the Client's Recom-mendation and Review.

Lehman Brothers Government/Corporate Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Lehman Brothers Long Term Government/Corporate Bond Index
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Corporate Bond Index
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper General Municipal Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.


Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Ca nadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Funds Average
An average of the reinvested performance of funds that invest its assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Small Company Growth Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

                                   APPENDIX A

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.


90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $457 million in market capitalization. The average market capitalization for a company in this index is $3.42 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 1000 Value Index.

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing about 7.1% of the U.S. equity market capitalization. The average market capitalization for a company in this index is $155 million, with the largest being $457 million.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
Tracks the total return of 500 of the largest stocks (400 industrial, 40 utility, 20 transportation and 40 financial companies) in the United States, which represent about 78% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

Salomon Brothers Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

Wilshire Large Company Growth Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout companies, low price-to-book companies or low return on equity.

Wilshire Large Company Value Equity Index
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

Wilshire Small Company Growth Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

Wilshire Small Company Value Equity Index
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies that do not rank favorably on a relative basis due to their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemptions from the Depart-ment of Labor from certain provisions of the Employee Retirement Income Secu-rity Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.

--------------------------------------------------------------------------------
[Application Nos. D-9337 and D-9415]

Smith Barney Shearson (SBS), Located in New York, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson Lehman received cash and an
-------
 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

Notice to Interested Persons
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

General Information
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the

Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Written Comments and Hearing Requests
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is (a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

--------------------------------------------------------------------------------
[Prohibited Transaction Exemption 94-50; Application Nos. D-9337 and D-9415]

Smith Barney, Inc. (SBI) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the Federal Register (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978,
section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17,
1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.
 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments
 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the Federal Register, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.
 The Department has considered SBI's comment and has made the requested modification.
 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.
 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.
 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.
 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.
 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third
-------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

General Information
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

Exemption
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for
-------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P

Federal Register: November 9, 1998 (Volume 63, Number 216)
Notices
Page 60391-60398
From the Federal Register Online via GPO Access [wais.access.gpo.gov]

--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration [Application No. D-10574]

Notice of Proposed Individual Exemption to Amend Prohibited Transaction Exemption (PTE) 94-50 Involving Salomon Smith, Barney Inc. (Salomon Smith Barney) Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify PTE 94-50.
--------------------------------------------------------------------------------

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would amend PTE 94-50 (59 FR 32024, June 21, 1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney.
PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendments will be effective as of November 9, 1998.

DATES: Written comments and requests for a public hearing should be received by the Department on or before December 24, 1998.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210, Attention: Application No. D-10574. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for a self-employed individual (the Keogh Plan). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio (the Portfolio) under the TRAK Program for the investment of Plan assets./1/

 [Page 60392]
 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92-77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.
 As of December 31, 1997, the TRAK Program held assets that were in excess of $8.4 billion. Of those assets, approximately $1.7 billion were held in 540, 401(k) Plan accounts and approximately 57,100 employee benefit plan and IRA/Keogh-type accounts. At present, the Trust consists of 13 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.
 Salomon Smith Barney has informed the Department of certain changes, which are discussed below, to the facts underlying PTE 94-50. These modifications include
(1) corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department.
 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

proposed exemption is being issued solely by the Department.
 1. The Corporate Mergers. Salomon Smith Barney states that in November 1997, a subsidiary of the Travelers Group Inc. (the Travelers Group), the parent of Smith Barney, acquired all of the shares of Salomon Brothers, Inc. (Salomon). Subsequent to the acquisition, Salomon and Smith Barney were operated as separately-registered broker-dealers and as sister corporations with a common parent. On September 1, 1998, Salomon was merged with and into Smith Barney, with Smith Barney remaining as the surviving corporation. As a result of the merger, the corporate name of Smith Barney has been changed to "Salomon Smith Barney Inc."
 Salomon Smith Barney also states that in April 1998, the Travelers Group and Citicorp Inc. (Citicorp) announced a stock merger whereby Citicorp would be merged with and into a subsidiary of the Travelers Group. As a result of the merger, the Travelers Group would become a bank holding company and change its name to "Citigroup Inc." (Citigroup).
 Salomon Smith Barney represents that the purpose of the merger is to create more distribution channels for TRAK products. In this regard, registered broker-dealers associated with Citigroup will be permitted to market the TRAK Program under a different product name. However, Salomon Smith Barney explains that the terms and conditions of PTE 94-50 and this amendment will be complied with by the parties involved.
 The merger, which occurred on October 8, 1998, required that the affected parties obtain approval from the Federal Reserve Board under the Bank Holding Company Act (the BHC Act). Under the BHC Act, the Federal Reserve Board does not authorize bank holding companies, such as Citigroup, to be affiliated with companies that organize, sponsor, control or distribute United States open-end mutual funds. As a bank holding company, Citigroup is required to engage an independent party to provide certain distribution services in connection with the marketing of mutual fund shares) for all United States, publicly-traded mutual funds for which any subsidiary of the Travelers Group/Citigroup acts as a distributor. Salomon Smith Barney notes that although the Funds participating in the TRAK Program will be affected by this change, no Plan will be required to pay distribution fees to the independent distributors.
 On October 15, 1998, Salomon Smith Barney was merged with and into Pendex Real Estate Corp. (Pendex), a shell corporation domiciled in New York. Pendex, the survivor of the merger, was then renamed "Salomon Smith Barney Inc." Upon completion of this merger, Salomon Smith Barney became a New York corporation.
 2. Recordkeeping Reimbursement Offset Procedure. Salomon Smith Barney states that the Board of Trustees (the Board) of the Funds approved, but has not yet implemented, a recordkeeping reimbursement offset procedure under which a Plan participating in the TRAK Program would be permitted to reduce its investment fees and expenses. The reimbursement amount would be paid solely by the Funds as a means of being competitive with other mutual funds offering similar reimbursements to investors.
 In May 1998, the Board approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. (In other words, a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50). In addition, the Board resolved that after applying such reimbursement to recordkeeping expenses charged by recordkeepers of the Plans, any excess reimbursement amount would be applied to reduce other fees and expenses/2/ payable by participating Plans, including, but not limited to, the Plan-level investment advisory fee payable to the Consulting Group for asset allocation recommendations (the Outside Fee), after the appropriate offset has been applied (the Net Outside Fee)./3/ If implemented, Salomon Smith Barney explains that the Funds would pay the appropriate reimbursement amount directly to the recordkeeper of the Plan. The affected Plan would then be required to pay only the balance of the fee, which is generally charged on a quarterly basis, after the excess reimbursement amount has been deducted.
The Recordkeeping Reimbursement Offset Procedure would work as follows:
 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or

 [Page 60393]
$500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. In addition, Plan A pays the Consulting Group a total annual net investment advisory fee (i.e., the Net Outside Fee) of $8,500.
 At the end of each calendar quarter, Plan A's recordkeeper will determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3.125 (the annual amount of $12.50 divided by 4) or $937.50. That amount would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees...................................... $ 500.00
Quarterly Portion of Other Fees.......................................   300.00
                                                                       --------
Total Quarterly Recordkeeping Fees....................................   800.00
Credit for Reimbursement..............................................  (937.50)
Excess Reimbursement..................................................  (137.50)
                                                                       --------

 Because the reimbursement amount exceeds the recordkeeping fees due for the quarter, the Plan does not owe any recordkeeping fee for that period. Therefore, the recordkeeper will not bill the Plan.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (137.50)
                                                                      ---------
  Total..............................................................  1,987.50
                                                                      ---------

 The recordkeeper will advise the Consulting Group that it is entitled to bill the Plan for the $1,987.50 balance of its investment advisory fee (i.e., the Net Outside Fee).
 Upon participation in the TRAK Program, an Independent Plan Fiduciary selects a recordkeeper for the Plan, from a list of recordkeepers which maintain computer links to the Funds under the TRAK Program. Salomon Smith Barney states that of the 23 recordkeepers currently providing services to TRAK Program investors, only one, Smith Barney Plan Services, is an

-------
 /2/ In addition to annual recordkeeping fees (the Annual Fees) payable by a Plan participating in the TRAK Program, it is represented that a Plan might be required to pay recordkeeping fees associated with certain particular services (the Other Fees) such as initial plan set-up and conversion, preparation of annual filings, enrollment, special statement preparation and audit.
 /3/ Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan.

affiliate. Because the reimbursement rate and the timing of the offset of the excess reimbursement amount against fees will be the same regardless of the identity of the recordkeeper and the Independent Plan Fiduciary is responsible for the selection of this particular recordkeeper, Salomon Smith Barney believes its affiliation with Smith Barney Plan Services does not appear to present additional potential abuses under section 406(b)(1) or 406(b)(3) of the Act in its capacity as an investment adviser in recommending investment in the Funds to Independent Plan Fiduciaries.

 Salomon Smith Barney notes that the reasoning in the Frost National Bank Advisory Opinion (ERISA Advisory Opinion 97-15A, May 22, 1997) (the Frost Opinion), is relevant to this situation. Therefore, it has not requested administrative exemptive relief from the Department. Salomon Smith Barney explains that in the Frost Opinion, the bank offered a comprehensive program of administrative and investment services to Plan investors. Under this program, the Department opined that section 406(b)(1) and 406(b)(3) of the Act would not be violated if the bank received payments for services from mutual funds while recommending mutual fund investments to plans provided such payments were fully disclosed and then offset to reduce other plan expenses, with any excess payments made to the plans. Salomon Smith Barney further explains that in the Frost Opinion any benefit from payments made by the mutual funds benefitted the plans and not the bank.

 With respect to the TRAK Program, Salomon Smith Barney represents that the reimbursement rates adopted by the Funds will be fully disclosed to Independent Plan Fiduciaries and the offset of the excess reimbursement amount against a Plan's expenses will be accomplished in a manner to ensure that the Plans obtain the full benefit of the reimbursement to reduce their recordkeeping and other Plan expenses. Salomon Smith Barney submits that the reasoning in the Frost Opinion would apply equally to the proposed reimbursement of expenses under the TRAK Program. Therefore, Salomon Smith Barney does not believe any change in the scope of the exemption is necessary./4/

 3. The Automatic Reallocation Option. Salomon Smith Barney wishes to modify the TRAK Program to institute an automated reallocation feature whereby an Independent Plan Fiduciary could elect to have his or her current asset allocation adjusted automatically whenever the Consulting Group changes the recommended asset allocation model (the Allocation Model) followed by such Plan or participant./5/ Therefore, Salomon Smith Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.
 As noted above, General Condition II(f) of PTE 94-50 provides that any recommendation or evaluation by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such fiduciary. Accordingly, under the current exemption, whenever asset allocation advice is modified by the Consulting Group, Salomon Smith Barney states that its Financial Consultants are required to contact the Independent Plan Fiduciary of each Plan who has chosen the Allocation Model, and obtain such fiduciary's consent to modification of the asset allocation applied to the Plan's account.
 Salomon Smith Barney notes that many TRAK Program investors have expressly indicated that they expect reallocations to take place in the ordinary course of the provision of investment advisory services offered by the Consulting Group. However, these investors do not understand why they need to be contacted in each instance

 [Page 60394]
for this purpose. In addition, Salomon Smith Barney explains that the case-by-case contact and reallocation involves delay in implementing the change at the client's express direction, putting similarly-situated investors into the new Allocation Models at different times.
 To resolve these problems, Salomon Smith Barney proposes to offer TRAK Program investors an Automatic Reallocation Option. Because Salomon Smith Barney recognizes that the Automatic Reallocation Option is outside the scope of PTE 94-50, it requests a modification of the existing terms of PTE 94-50 to the extent necessary to allow it to offer this alternative to investors. If the exemptive relief is granted, Salomon Smith Barney represents that it will fully disclose the nature of the Automatic Reallocation Option to the Independent Plan Fiduciary of each existing client Plan in a written notice (the Announcement) and permit the fiduciary to elect the Automatic Reallocation Option by responding in writing. The Announcement will describe the intended operation of the Automatic Reallocation Option and how future changes to the Allocation Model selected on behalf of the Plan will be implemented. In order to implement the Automatic Reallocation Option for new TRAK Program investors, the Independent Plan Fiduciary will be required to check a box on the form of Investment Advisory contract with Salomon Smith Barney (or on a separate document designed for this purpose for those investors who have already executed such an agreement with Salomon Smith Barney). By checking the box, the Independent Plan Fiduciary will indicate its consent to and authorization of actions to be taken by Salomon Smith Barney to reallocate automatically the asset allocation in the Plan account whenever the Consulting Group modifies the particular asset allocation recommendation which the Plan or participant has chosen. Such election will continue in effect until revoked or terminated by the Plan, in writing.
 In operation, Salomon Smith Barney represents that the Automatic Reallocation Option will work as follows:
 (a) The Consulting Group will release a modified version of the Allocation Model for the Plan account based upon its amended recommendation.

-------
 /4/ In this proposed exemption, the Department expresses no opinion on whether the Frost Opinion is applicable to the recordkeeping reimbursement procedure described above. In this regard, the Department notes that, under the facts presented in the Frost Opinion, Frost would offset the fees received from the mutual funds on a dollar-for-dollar basis against the trustee fees that the plan was otherwise obligated to pay Frost.
-------
 /5/ Salomon Smith Barney notes that the Automatic Reallocation Option is to be distinguished from "rebalancing" which occurs after the passage of time from the original allocation decision and changes a participant's investment mix to bring the actual allocation among investment alternatives back in line with the participant's original allocation choices. For example, Salomon Smith Barney states that a Plan participant receives a written quarterly review that sets forth information concerning the participant's investments and includes a chart comparing the original asset allocation recommendation and the actual percentage distribution of investments held in the portfolio. Salomon Smith Barney explains that under the chart is the following legend:
 TRAK is a non-discretionary investment advisory service. All investment decisions rest with you, the participant. Therefore, you are strongly urged to adhere to the Consulting Group's asset allocation recommendations. Please call your Financial Consultant should a change in allocation be warranted due to a significant difference between the portfolio originally recommended by the Consulting Group and your allocation or due to a change in your objectives.
 Salomon Smith Barney further explains that the Financial Consultant is expected to contact participants at least annually to encourage a comparison of the holdings in the portfolio against the Consulting Group's original recommendation. Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 (b) On the day such modification is released, the Consulting Group will adjust the Plan account to fit the new Allocation Model and to reflect current market conditions./6/ Such adjustments will be effected through a series of purchases and redemptions of Portfolio shares to increase or decrease the relative investment in the various Portfolios by the Plan account.
 (c) The reallocation of the Plan account will be effected on the same business day as the release of the new Allocation Model by the Consulting Group, except to the extent market conditions and orderly purchase and redemption procedures may delay such processing. For purposes of calculating the percentage changes in its asset allocation recommendation underlying the Automatic Reallocation Option for a Plan investor's account, the Consulting Group will use the net asset values at the close of business on the preceding trading day. However, the execution of trades to give effect to the changed percentages will occur on the next trading day at the then-current net asset values.
 (d) Participants in the TRAK Program will receive trade confirmations of the reallocation transactions. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper./7/ For example, if the recordkeeper notifies Section 404(c) Plan participants (i.e., Independent Plan Fiduciaries) in writing after each trade, such participants will be notified of reallocation transactions in this manner. If, however, the recordkeeper notifies Section 404(c) Plan participants of trading activity in a quarterly statement, the reallocation activity would be included there.
 In addition to the trade confirmations which Salomon Smith Barney will provide to all Plan investors except Section 404(c) Plans, disclosure of the reallocation transactions will appear in the next regular client statement. Such transactions will be reflected as a series of purchase and redemption transactions that will shift assets among the Portfolios in accordance with the Allocation Model as modified by the Consulting Group.
 (e) If, however, the reallocation to be made in response to the Consulting Group's recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will not automatically adjust a Plan account. Under such circumstances, Salomon Smith Barney will send out a written notice (the Notice) to the Independent Plan Fiduciary for each affected Plan, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date).
 (f) The Notice will be mailed with the presumption of delivery within three business days to permit timely notification and adequate response time for the Independent Plan Fiduciary. The Notice will instruct the fiduciary that he or she will need to do nothing if such fiduciary decides to have his or her Plan account automatically reallocated on the Effective Date. If, on the other hand, the Independent Plan Fiduciary does not wish to follow the Consulting Group's revised asset allocation recommendation, the Notice will instruct the Independent Plan Fiduciary to inform a Financial Consultant, in writing, at least 30 calendar days prior to the proposed Effective Date that the fiduciary wishes to "opt out" of the new Allocation Model./8/
 (g) If the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date.

 [Page 60395]
Under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option, will remain in effect for future changes in such participant's Allocation Model.
 (h) The Independent Plan Fiduciary will always have the ability to elect, terminate or reinstitute the Automatic Reallocation Option or to otherwise adjust an Allocation Model, in any way, by providing reasonably prompt notice to a Financial Consultant. Upon request by the Independent Plan Fiduciary, the Financial Consultant will send the appropriate form.
 Salomon Smith Barney states that it is not possible to predict the frequency of reallocations because these changes are dictated by the Consulting Group's analysis of market conditions. However, since November 1991, Salomon Smith Barney represents that asset allocation changes of the type that would trigger automatic reallocations have been instituted by the Consulting Group on ten occasions. Eight of these changes were of a magnitude of 10 percentage points or less. The other two changes were 15 percent changes and impacted only approximately one percent and 3 percent, respectively, of the total number of clients participating in the TRAK Program at the time./9/
 Salomon Smith Barney also states that the reallocation called for under the Automatic Reallocation Option will be effected by a dollar- for-dollar liquidation and purchase of the required amounts in the respective Plan accounts. Because of the billing of Plan accounts participating in the TRAK Program is leveled with respect to the compensation received by Salomon Smith Barney and by the Financial Consultant involved in an account, Salomon Smith Barney states that the implementation of the Automatic Reallocation Option will be revenue-neutral. In addition, Salomon Smith Barney represents that neither the Plan nor the participants will pay any additional fees for electing to use the Automatic Reallocation Option./10/


-------
 /6/ Salomon Smith Barney notes that there are 12 standard Allocation Models and that two similarly-situated Plan participants who receive the same recommendation from the Consulting Group will receive the same reallocation.
 /7/ Under these circumstances, Salomon Smith Barney will advise the recordkeeper of the proposed reallocation of the account of a Section 404(c) Plan participant as soon as the Consulting Group has determined that a change to an asset allocation recommendation is going to be made. The communication may initially be made orally because the recordkeeper must then promptly modify its system to effect the necessary changes to a participant's account on the effective date of the new recommendation. The oral communication is customarily followed by a full written description of the changes within two business days of the verbal update.
 As noted above, a Section 404(c) Plan participant who has elected the Automatic Reallocation Option would receive a trade confirmation from the recordkeeper of the resulting changes to the positions in his or her account, if that is the notification procedure agreed to for the Plan. Also as noted above, transactions occurring upon automatic reallocation and the underlying recommendation changes will be disclosed in the "Participant Quarterly Review."
-------
 /8/ The Notice will be mailed with the presumption of delivery within three business days so that the 30 day calendar period will not commence until the third business day following the mailing. In addition, the Effective Date of the Automatic Reallocation Option will occur no sooner than the business day following the thirtieth calendar day. To avoid any misunderstandings or miscalculations by the Independent Plan Fiduciary, Salomon Smith Barney represents that it will conspicuously state, in the Notice, the last date for its receipt of the Independent Plan Fiduciary's written response.
-------
 /9/ While there is no minimum percentage threshold that will trigger the Automatic Reallocation Option, other than the historical ranges specified above, Salomon Smith Barney notes that there may be future market circumstances that may justify an asset allocation adjustment of a lesser amount. Because the Consulting Group will only adjust asset allocation recommendations to reflect current market conditions, Salomon Smith Barney anticipates that triggers for the Automatic Reallocation Option will continue to be only market-related. As is currently the situation, Salomon Smith Barney represents that a Plan investor may, at any time and for any reason, contact a Financial Consultant to request a modification of an existing Allocation Model.
 /10/ General Condition II(c) of PTE 94-50 as well as this proposal states that no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust. Since the fees paid to Salomon Smith Barney are based upon net asset values of investments and not transactions, a change of investment allocations and the net purchases and redemptions used to effect such changes do not change the payable fees.

 Thus, on the basis of the foregoing, General Condition II(f) has been revised to read as follows:
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary, in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary Plan of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) The proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the

 [Page 60396]
Act and section 4975(c)(1)(F) of the Code;
 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (5) This proposed exemption, if granted, is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for self-employed individuals (the Keogh Plan)/11/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).
 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--
 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section

 [Page 60397]
404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.
 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

-------
/11/ The employee benefit plan, the IRA and the Keogh Plan are collectively referred to herein as the Plans.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./12/
 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.
 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations,
Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b)

 [Page 60398]
the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.
 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

-------
 /12/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:
 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.
 (b) An "affiliate" of Salomon Smith Barney includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
 (2) A participant in a Keogh Plan;
 (3) An individual covered under a self-directed IRA which invests in Trust shares;
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of June 21, 1994 with respect to the transactions described in Section I.A. and B.(1). With respect to Section I.B.(2) and Section II(f)(1)-(4) of the General Conditions, this proposed exemption will be effective November 9, 1998.
 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTEs 92-77 and PTE 94-50, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 4th day of November, 1998.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 98-29964 Filed 11-6-98; 8:45 am]

BILLING CODE 4510-29-P

Federal Register: April 5, 1999 (Volume 64, Number 64)
Notices
Page 16486-16493
From the Federal Register Online via GPO Access [wais.access.gpo.gov] [DOCID:fr05ap99-118]
--------------------------------------------------------------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 99-15; Exemption Application No. D-10574]

Grant of Individual Exemption To Amend Prohibited Transaction

Exemption (PTE) 94-50 Involving Salomon Smith Barney Inc.

Salomon Smith Barney Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Grant of individual exemption to modify PTE 94-50.

--------------------------------------------------------------------------------

SUMMARY: This document contains a final exemption before the Department of Labor (the Department) which would amend PTE 94-50 (59 FR 32024, June 21,
1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney. PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). These transactions are described in a notice of pendency that was published in the Federal Register on November 9, 1998 at 63 FR 60391.

EFFECTIVE DATE: This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund (the GIC Fund) that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.


FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On November 9, 1998, the Department published, at 63 FR 60391, a notice of proposed exemption in the Federal Register that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, or a retirement plan for a self-employed individual (collectively, the Plans). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and
(F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio under the TRAK Program for the investment of Plan assets.

 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (i.e., the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92- 77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.

 Salomon Smith Barney has informed the Department of certain changes to the facts underlying PTE 94-50. These modifications include (1) Corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department. The proposed exemption was requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.

 The proposed exemption gave interested persons an opportunity to comment on the notice of pendency and to request a public hearing. During the comment period, the Department received three written comments and no requests for a hearing in response to the notice. Two comments were submitted by Plan participants investing in the TRAK Program. The third comment, which is intended to clarify and

 [[Page 16487]]

modify the proposed exemption, was submitted by Salomon Smith Barney.

 Following is a discussion of the comments received, the responses provided by Salomon Smith Barney, and the Department's determinations regarding the comments.

Participant Comments

 The first commenter objects to the proposed exemption because he is under the impression that the new services that will be
-------
 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
-------
Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

offered to TRAK Program investors by Salomon Smith Barney will result in increased fees paid to consultants and investment advisers by the Funds. The commenter also does not believe that there will be a corresponding increase in the growth of the Funds.

 Salomon Smith Barney represents that although it is not clear which provisions in the proposed exemption have elicted the comment, it points out that the comment relates more or less to the underlying Fund portfolios rather than to the TRAK Program.

 As to the commenter's first area of concern, Salomon Smith Barney explains that the proposed Automatic Reallocation Option is a service that is to be provided at no additional cost to the investor and it does not affect the calculation of the investment advisory fee. In addition, Salomon Smith Barney represents that it does not have a basis to respond to the inclusion of "consultants" in this comment. With respect to the commenter's concern about growth prospects, Salomon Smith Barney states that no investment vehicle can assure investors future performance.

 The second commenter states that while he has no objection to Salomon Smith Barney's implementation of the Automatic Reallocation Option, he would like to see the requirement for clear explanations of the choices and the implications of such choices. The commenter also suggests that Salomon Smith Barney provide a clear path for revocation of the Automatic Reallocation Option, whereby a Plan investor's choice would have to be reaffirmed periodically.

 In response to this comment, Salomon Smith Barney states that the text of the announcement referred to in the preamble (the Preamble) at 60394 provides participants with the same information that the commenter requests. However, as an alternative to the commenter's suggestion of a reaffirmation mechanism, Salomon Smith Barney represents that it will include a footnote in the "Participant Quarterly Review" indicating that the participant is currently using the Automatic Reallocation Option and stating that such participant can cancel this service at any time. Salomon Smith Barney proposes to place the footnote after the legend quoted in Footnote 5 of the Preamble. The additional language would read as follows:

 You have elected to have your TRAK Portfolio automatically reallocated at such time as the Consulting Group recommends a change to the Allocation Model you are following. If, at any time, you choose to discontinue this service, please contact your Financial Consultant for instructions.

 Salomon Smith Barney believes the participant will then be consistently reminded of his or her option to discontinue the Automatic Reallocation Option.

Salomon Smith Barney's Comments

1. Corporate Mergers

 Salomon Smith Barney wishes to clarify that on page 60392 of the Preamble, in the first sentence of the paragraph captioned "Corporate Mergers," the phrase "Salomon Inc., the ultimate parent of" should be inserted after the phrase "acquired all the shares of." Also, in this section, Salomon Smith Barney wishes to modify the first sentence of the third paragraph to clarify that one of the purposes of the merger, rather than the "sole" purpose of the merger, was to create additional distribution channels for the TRAK Program.

 In response to this comment, the Department concurs with the requested modifications and has made the suggested changes.

2. Recordkeeping Reimbursement Offset Procedure

 Salomon Smith Barney has informed the Department that although it has not yet implemented the Recordkeeping Reimbursement Offset Procedure in a manner that will reduce the net outside fee (the Net Outside Fee), at the present time, it has in place a recordkeeping reimbursement program that reduces recordkeeping expenses only, at an annual rate of $8.50 per participant position. Salomon Smith Barney states that this annualized rate has been approved by the Funds' Board of Trustees and that, of the $8.50 amount, $0.50 per participant position represents a sub-transfer agency fee for the costs associated with the application of the reimbursement process (the Processing Fee). Currently, Salomon Smith Barney states that its affiliate, Smith Barney Corporate Trust Company, is retaining this Processing Fee.

 Salomon Smith Barney has provided an example showing the manner in which the recordkeeping reimbursement amount is determined by the Funds at the $8.50 level using some of the numbers set forth in the example given in the Preamble on pages 60392 and 60393. The example assumes that all positions are eligible for reimbursement because positions in the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio are not eligible for recordkeeping reimbursement.

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount that would be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount to be paid by the Funds would be 300 x $2 (the annual amount of $8 divided by 4) or $600.

 The Processing Fee paid by the Plan to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50. This Processing Fee would, in turn, also be credited back to the Plan by the Funds.

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees..................................... $ 500.00
Quarterly Portion of Other Fees/2................................./..   300.00
Processing Fee.......................................................    37.50
                                                                      --------
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(600.00)
Credit for Processing Fee............................................ $ (37.50)
                                                                      --------
   Total Reimbursement............................................... $(637.50)
Net Amount of Recordkeeping Fees Payable by the Plan................. $ 200.00
Net Amount of Recordkeeping Fees Payable by the Funds................   637.50
                                                                      --------
   Total Quarterly Recordkeeping Fees................................ $ 837.50

 Since the recordkeeping reimbursement program currently in place applies only to the payment of expenses related to recordkeeping, there would never be an "excess reimbursement" according to Salomon Smith Barney. Therefore, the Total Reimbursement amount would reflect the lesser of the amount calculated as in the example above, or the actual

 [[Page 16488]]

costs billed. If the Total Reimbursement
-------

 /2/ Assumes "Other Fees" are paid by the Plan during the quarter.

calculation had exceeded the Total Quarterly Recordkeeping Fees, Salomon Smith Barney states that the maximum reimbursement amount would be limited to the Total Quarterly Recordkeeping Fees.

 On page 60392 of the Preamble, the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure states that in May 1998, the Board of Trustees of the Funds approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. Salomon Smith Barney notes that the recordkeeping reimbursement amount may be changed by the Board of Trustees of the Funds from time to time. Therefore, it requests that the description of the TRAK Program define the reimbursement amount as "such annual dollar amount per eligible position as shall be set by the Board of Trustees of the Funds from time to time." Salomon Smith Barney has also informed the Department that, of the $12.50 annual reimbursement amount approved by the Board of Trustees of the Funds, $0.50 is being retained by Smith Barney Corporate Trust Company as a Processing Fee.

 The Department does not object to making the foregoing clarifications to the description of the Recordkeeping Reimbursement Offset Procedure in the Preamble. However, because Smith Barney Corporate Trust Company is retaining $0.50 per participant position as a Processing Fee, the Department requested that Salomon Smith Barney revise the calculations in the example appearing on pages 60392 and 60393 of the Preamble. In addition to these changes, Salomon Smith Barney suggested that the following disclaimer language preface the example in order to avoid investor confusion:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance.

 Moreover, Salomon Smith Barney notes that because a Plan participating in the TRAK Program may be required to pay a recordkeeper "Other Fees" in addition to annual recordkeeping fees, both of which may be billed on a quarterly basis, it wishes to clarify that "Other Fees" may arise only at certain times of the year and that it does not wish to imply by the example that "Other Fees" are regularly billed quarterly in all instances.

 In light of these changes, the revised example is set forth as follows:

 Salomon Smith Barney has provided the following numbers solely for ease of calculation and not as typical or representative of the operation of the TRAK product in any particular client circumstance. Therefore, the Recordkeeping Reimbursement Offset Procedure would work as follows:

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. Assume also that the Plan pays the recordkeeper an annual Processing Fee of $150.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. In addition, the Processing Fee paid to the recordkeeper for the quarter would be 300 x $0.125 (the annual amount of $0.50 divided by 4) or $37.50.

 At the end of each calendar quarter, Plan A's recordkeeper would determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amounts to be paid by the Funds. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3 (the annual amount of $12 divided by 4) or $900. To this amount would be added the $37.50 Processing Fee paid to the recordkeeper during the quarter. Such amounts would be credited as follows:

               Application of Reimbursement to Recordkeeping Fees

Quarterly Portion of Annual Fees/3/ ................................. $ 500.00
Quarterly Portion of Other Fees......................................   300.00
Processing Fee.......................................................    37.50
Total Quarterly Recordkeeping Fees................................... $ 837.50
Credit for Reimbursement............................................. $(900.00)
Credit for Processing Fee............................................   (37.50)
                                                                      --------
   Total Reimbursement............................................... $(937.50)
                                                                      --------
Excess Reimbursement................................................. $(100.00)

 Because the Total Reimbursement amount exceeds the Total Quarterly Recordkeeping Fees, the Plan does not owe any recordkeeping fees for that period. Therefore, the recordkeeper would not bill the Plan. Instead, the Funds would pay the recordkeeper the $837.50 amount due.

           Application of Excess Reimbursement to the Net Outside Fee

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (100.00)
Net Outside Fee Paid by the Plan..................................... $2,025.00
Net Outside Fee Paid by the Funds....................................    100.00
                                                                      ---------
   Total Quarterly Net Outside Fee................................... $2,125.00
                                                                      ---------

 In the program as proposed, the Funds have agreed that any Excess Reimbursement amount remaining after the payment of the Total Quarterly Recordkeeping Fees would be paid by the Funds to reduce the Plan's investment advisory fee obligations. Therefore, the $100 Excess Reimbursement amount would be applied against the Plan's Quarterly Net Outside Fee. Under such circumstances, the recordkeeper would advise the Consulting Group that it is entitled to bill the Plan for the $2,025.00 balance of the Consulting Group's Net Outside Fee. In turn, the Funds would pay the $100 amount attributable to the Excess Reimbursement to the Consulting Group./4/

 Also, on page 60392 of the Preamble, in the second paragraph of the section describing the Recordkeeping Reimbursement Offset Procedure, it states that a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50. In light of the change to the allocation of the $12.50 reimbursement amount (i.e., $12.00 per participant position and $0.50 payable to Smith Barney Corporate Trust Company as a Processing Fee), Salomon Smith Barney wishes to clarify that the participant would receive a "total annual offset of $36.00" rather than a "total annual reimbursement of $37.50."

 Finally, on page 60392 of the Preamble, in the last sentence of the second paragraph describing the Recordkeeping Reimbursement Offset Procedure, it states that an affected Plan will be required to pay only the balance of the [Net Outside] fee, which is generally charged on a quarterly
-------
 /3/ Assumes "Other Fees" are paid by the Plan during the quarter.
-------
 /4/ It should be noted that the existence or the amount of the excess will not alter the amount of the recordkeeping or advisory fees. Instead, the reimbursement calculations will determine the proportion of payment by the Funds of the Plan's fee obligations.

basis, after the excess reimbursement amount has been deducted. Salomon Smith Barney wishes to point out that because some recordkeepers choose to bill the initial quarterly installment of the recordkeeping fee in full and then apply the recordkeeping reimbursement amount for each quarter to the next quarter's

 [[Page 16489]]

fees, it suggests that the Department delete the clause stating "and the timing of the offset of the excess reimbursement amount against the fees," appearing on page 60393 of the Preamble in the second sentence of the first full paragraph following the example. The Department concurs with the modifications to the Preamble.

3. Footnote 3

 On page 60392 of the Preamble, Footnote 3 states that Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan. For purposes of clarification, Salomon Smith Barney requests that the Department add the following parenthetical exception at the end of the footnote after the word "Plan":

(except the Government Money Investments Portfolio and the Stable Value (GIC) Fund Portfolio, as to which no investment management fee is retained).

 In response, the Department concurs with this clarification. On page 60393 of the Preamble, the second sentence of the first paragraph following the example states that 23 recordkeepers currently provide services to TRAK Program investors. Salomon Smith Barney explains that since a Plan designates its own recordkeeper, the number "23" is subject to change. Therefore, Salomon Smith Barney suggests the deletion of this number and the Department concurs with this clarification.

4. Investor Contact/Superfluous Language

 On page 60393 of the Preamble, Footnote 5 distinguishes the Automatic Reallocation Option from rebalancing of a participant's account and it instructs a TRAK Program participant to contact his or her Financial Consultant should a change in an investment allocation be warranted. Footnote 5 also states that a Financial Consultant is expected to initiate contact with Plan participants at least annually to encourage a comparison of the holdings in the Plan participant's portfolio against the Consulting Group's recommendation. Salomon Smith Barney wishes to inform the Department that in the case of retirement plans covering multiple participants, this contact typically may take the form of regular written communications between the Financial Consultant and the Plan investor.

 Moreover, the Department has stricken the last two sentences of Footnote 5, which due to a printing error, contain superfluous language also appearing on page 60393 of the Preamble, in the second and third sentences of the first paragraph under the description of the Automatic Reallocation Option.

5. Footnote 6

 On page 60394 of the Preamble, Footnote 6 states, in pertinent part, that there are 12 standard asset allocation models (the Allocation Models). Salomon Smith Barney explains that because it is constantly in the process of refining the basis for its asset allocation advice, the number of standard Allocation Models is expected to change as a result of such product modifications. To avoid an ongoing obligation to alter this number, Salomon Smith Barney suggests that the reference to the number "12" be deleted. Therefore, the Department has modified the Preamble, accordingly.

6. Condition (f)

 On page 60395 of the Preamble and page 60396 of the operative language of the proposed exemption, Section II(f)(3) of the General Conditions contains a notice provision that requires an Independent Plan Fiduciary to give Salomon Smith Barney at least 30 calendar days prior written notice of its intention to "opt out" of a new asset allocation model. Salomon Smith Barney wishes to clarify that an Independent Plan Fiduciary has a period of at least 30 calendar days during which to provide Salomon Smith Barney with written notice. Therefore, Salomon Smith Barney proposes that the notice period be described as "at any time within the period of 30 calendar days" prior to the Effective Date.

 In response to this comment, the Department has made the change suggested by Salomon Smith Barney.

7. Deletion of the Last Sentence of Paragraph (g)

 On pages 60394 and 60395 of the Preamble, paragraph (g) states that if the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date. Paragraph (g) also states that, under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option will remain in effect for future changes in such participant's Allocation Model.

 Salomon Smith Barney explains that once a participant has opted out of the Automatic Reallocation Option, the participant's account is left at its current "non-conforming" allocation levels and it no longer resembles a Consulting Group Allocation Model. Because the Automatic Reallocation Option, in effect, terminates upon a participant's "opting out," Salomon Smith Barney requests the deletion of the last sentence of paragraph (g).

 In response to this comment, the Department has made the requested deletion to paragraph (g).

8. General Information

 On page 60395 of the proposed exemption, in the section captioned "General Information," paragraph (2) states that the proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code. The Department wishes to point out that the exemption will extend to transactions that are prohibited under section 406(b) of the Act and section 4975(c)(1)(E) and (F) of the Code and it has modified the final exemption, accordingly.

9. Scope of the Term "Employee Benefit Plans"

 Salomon Smith Barney requests that the exemption cover transactions in the TRAK Program that are entered into not only by qualified plans that meet the requirements of section 401(k) of the Code, but also by any individual account pension plan that may be subject to Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan). To the extent that participants in Section 403(b) Plans invest their contributions in shares of the Funds, Salomon Smith Barney and its affiliates would like to make the TRAK Program available to them.

 The Department concurs with this comment and, on page 60396 of the proposed exemption, it has revised Section I.A. of the operative language by deleting the word "or" preceding the phrase "a retirement plan for self-employed individuals (the Keogh Plan)" and adding the phrase "or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan)." In addition, the Department has revised Footnote 11 of the proposed exemption to include a reference to the term "Section 403(b) Plan" after the term "Keogh Plan." Further, on page 60398 of the proposed exemption, the Department has

 [[Page 16490]]

revised Section III(c)(3) of the Definitions as follows:

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-10574) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 94-50 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self- employed individuals (the Keogh
Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan)/5/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be
-------
 /5/ The employee benefit plan, the IRA, the Keogh Plan and the Section 403(b) Plan are collectively referred to herein as the Plans.

automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and

 [[Page 16491]]

redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./6/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such
-------
 /6/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.


 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a

 [[Page 16492]]

Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption,

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (A) a self-directed IRA, or (B) a Section 403(b) Plan which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 This exemption is effective as of July 31, 1993 with respect to the transactions described in Section I.A. and B.(1). of this grant notice. It is also effective as of March 29, 1994 for transactions involving a daily-traded collective investment fund that was added to the TRAK Program pursuant to PTE 94-50. With respect to Section I.B(2) and Section II(f)(1)-(4) of the General Conditions of this grant notice, which set forth the amendments to PTE 94-50, this exemption is effective as of November 9, 1998.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant the case of continuing transactions, if any of the material facts or representations described in the application change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the proposed exemption and PTEs 92-77 and 94-50 which are cited above.

 [[Page 16493]]

 Signed at Washington, DC, this 30th day of March, 1999.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits
Administration,
Department of Labor.

[FR Doc. 99-8226 Filed 4-2-99; 8:45 am]
BILLING CODE 4510-29-P

For More Information


If you want more information about the Portfolio or the other portfolios that comprise the Trust, the following resources are available upon request.

Annual and Semiannual Reports
Additional information about the Portfolio's investments will be available in the Portfolio's annual and semiannual reports to shareholders. The Portfolio's annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information
The Statement of Additional Information provides more detailed information about the Portfolio and is incorpo-rated into this prospectus by reference.

Investment Professional
The investor's Financial Consultant is available to answer questions about the Portfolio or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolio by contacting their Financial Consultant, or the Consulting Group at:

       The Consulting Group
       222 Delaware Avenue
       Wilmington, Delaware 19801
       Telephone: 1-212-816-8725

Investors can review and copy the Portfolio's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies for free from the Commission's Internet website at: http://www.sec.gov, or for a duplicating fee by calling or writing to:

       Public Reference Section of the Commission
       Washington, D.C. 20549-6009
       Telephone: 1-800-SEC-0330

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information. Neither the Portfolio nor the distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell such shares.

Investment Company Act File No. 811-06318


                                        SalomonSmithBarney
                                        ---------------------
                                        A member of citigroup [LOGO]

Salomon Smith Barney, Inc, is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

(R)1999 Salomon Smith Barney Inc.








STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS
MULTI-SECTOR FIXED INCOME INVESTMENTS
OCTOBER 1, 1999

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

	This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Multi-Sector Fixed Income Investments (the "Portfolio"), a separate series of Consulting Group Capital Markets Funds (the "Trust"), dated October 1, 1999, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of the Portfolio and sixteen other portfolios offered in separate prospectuses. The Prospectus for the Portfolio may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
1
Investment Objectives, Management Policies and Risk Factors
3
Investment Restrictions
19
Portfolio Transactions
21
Portfolio Turnover
22
Investment Management and Other Services
23
Purchase of Shares
25
Redemption of Shares
26
Redemptions in Kind
26
Net Asset Value
26
Determination of Performance
27
Taxes
30
Distributor
33
Custodians and Transfer Agent
33
Appendix
34


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

	Walter E. Auch, Trustee (Age 78). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

	Martin Brody, Trustee (Age 77). Private Investor; Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J. 07932.

	H. John Ellis, Trustee (Age 72). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Armon E. Kamesar, Trustee (Age 72). Chairman of the Board of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La Jolla, CA 92037.

	Stephen E. Kaufman, Trustee (Age 67). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

	*Heath B. McLendon, Trustee and Chairman of the Board (Age 66). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc. and Director and President of SSB Citi Fund Management LLC ("SSB Citi") (formerly known as SSBC Fund Management Inc.) and Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 64 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 41). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 59 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Frank L. Campanale, Investment Officer (Age 46). President and Chief Executive Officer of Salomon Smith Barney's Consulting Group. Prior to 1996, National Sales Director for Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	LeRoy T. Pease, CFA, Investment Officer (Age 40). First Vice President of Salomon Smith Barney Consulting Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic, Philadelphia, Pennsylvania. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	Christina T. Sydor, Secretary (Age 48) Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA. Ms. Sydor serves as Secretary of 59 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

Paul Brook, Controller (Age 45) Director of Salomon Smith Barney;
Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital
Services Inc.; prior to 1997 Partner with Ernst & Young LLP; His address is 388 Greenwich Street, New York, New York 10013.

Irving David, Controller (Age 38) Director of Salomon Smith
Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly Assistant Treasurer of First
Investment Management Company; His address is 388 Greenwich Street, New York, New York 10013.

Remuneration. No director, officer or employee of Salomon Smith Barney, SSB Citi or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSB Citi or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 1998, such fees and expenses totaled $23,139.71.

For the calendar year ended December 31, 1998, the Trustees of the
Trust were paid the following compensation:
								Total
				Pension or			Aggregate		Total	Number
	Aggregate	Retirement Benefits	Compensation		of Funds
	Compensation	Accrued as Expense	From			Served in
Name	From Portfolio	of Trust 			Fund Complex 	Complex
Heath B. McLendon*	None	None	None	None	64
Walter Auch	None		None	$45,400.00	2
Martin Brody	None		None	132,500.00	20
H. John Ellis	None		None	41,500.00	2
Armon E. Kamesar	None	 	None	47,400.00	2
Stephen E. Kaufman	None	 	None	96,400.00	13

* Designates "interested trustee".


INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Portfolio is a diversified, open-end management investment company. The Prospectus discusses the investment objectives of the Portfolio, a separate series of the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

Fixed Income Securities. The market value of the obligations held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolio invests in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities, Eurodollar certificates of deposit, Eurodollar bonds, Yankee bonds, American Depository Receipts, Rule 144A securities and forward currency contracts.

Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("S&P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the subadviser. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The subadvisors will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional Information.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc. ("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolio as initial criteria for the selection of portfolio securities, but the Portfolio also will rely upon the independent advice of their respective investment advisors (collectively, the "Subadvisors") to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by the Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Subadvisors will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Mortgage Backed Securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolio's investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolio. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.

The Portfolio may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value that securities that pay interest currently. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

The Portfolio also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolio will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Asset-Backed Securities ("ABS"). The Portfolio may invest up to 10% of its assets in ABS. ABS may enhance the Portfolio's performance, however their use involves certain risks that may not be found in other mutual fund investments. The Portfolio will only invest in ABS that have received a AAA rating from both Moody's and Standard & Poor's or an equivalent rating from another nationally recognized statistical rating organization.

Mortgage Dollar Roll Transactions. In order to enhance current income, the Portfolio may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by the Portfolio.

High Yield Securities. The Portfolio may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, medium or lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and
(ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited that those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Advisor will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities. The Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Real Estate Investment Trusts ("REITs"). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies. The Portfolio may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolio's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies,
(ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Portfolio will not invest in other investment companies for which the Subadvisors or any of their affiliates act as an investment adviser or distributor.

The Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

ADRs, EDRs and GDRs. The Portfolio may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Risks of Non-U.S. Investments. To the extent the Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadvisors to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where this is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Portfolio's operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, the Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Portfolio against loss or theft of its assets.

Withholding and Other Taxes. The Portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the Portfolio's investments in such countries. These taxes will reduce the return achieved by the Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Economic Monetary Union ("EMU"). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

Currency Exchange Rates. The Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. The Portfolio may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time the Portfolio enters into the contract. To assure that the Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Portfolio, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, the Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadvisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict the Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's subadvisor to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices. The Portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Call options that are covered mean that the Portfolio will own the securities subject to the options as long as the options are outstanding, or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A covered put option written by the Portfolio would obligate the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Put options that are covered, means that the Portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Portfolio will also be considered to be covered to the extent the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

Writing Covered Call and Put Options on Securities Indices. The Portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

Writing Uncovered Call and Put Options on Securities and Securities Indices. The Portfolio may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Portfolio to substantial losses. The Portfolio will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Portfolio can satisfy its obligations under the option.

Purchasing Call and Put Options. The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

The Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadvisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Portfolio intends to purchase.

The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadvisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. The Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. The Portfolio may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Subadvisor, acting under the supervision of the board of trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the SEC. The Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Illiquid Securities. The Portfolio will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by a Subadvisor. The Subadvisors determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisors' application of these guidelines and procedures. The inability of the Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

Temporary Investments. For temporary defensive purposes, during periods when a Subadvisor of the Portfolio, in consultation with the Manager, believes that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SSB Citi. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 8 through 11 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolio:

	1.	The Portfolio will not deviate from the definition of a
"diversified company" as defined in the 1940 Act and rules thereunder.



	2.	The Portfolio will not invest more than 25% of its total
assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	The Portfolio will not borrow money, except that (a) the
Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	The Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies
(including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	6.	The Portfolio will not purchase or sell real estate, real
estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	7.	The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933
Act, in disposing of Portfolio securities.

	8.	The Portfolio will not purchase any securities on margin
(except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	The Portfolio will not invest in oil, gas or other mineral
leases or exploration or development programs.

	10.	The Portfolio will not make short sales of securities,
unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

	11.	The Portfolio will not make investments for the purpose of
exercising control of management.

	12.	The Portfolio will not purchase any security if as a result
(unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more registered closed-end investment companies.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadvisor(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by a Subadvisor, investments of the type that the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Subadvisor receiving brokerage and research services. The Board of Trustees of the Trust will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolio will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolio may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

PORTFOLIO TURNOVER

The Portfolio does not intend to seek profits through short-term trading. Nevertheless, the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions.

The Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Because the Portfolio is authorized to engage in transactions in options, it may experience increased portfolio turnover under certain market conditions as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadvisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.


INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Subadvisor serves as investment advisor to the Portfolio pursuant to separate written agreements with the Portfolio ("Advisory Agreements"), SSB Citi serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

The Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SSB Citi. Included among the Portfolio's expenses are costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSB Citi generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. The Portfolio pays SSB Citi a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio's average daily net assets.

SSB Citi, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of August 31, 1999 in excess of $116 billion. The Consulting Group, a division of SSB Citi, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisors, and conducts over 300 on-sight evaluation visits annually to advisors. As of August 31, 1999, the Consulting Group provided services with respect to over $125 billion in client assets representing more than 216,974 separate accounts under a variety of programs designed for individual and institutional investors.

The Manager and the Subadvisors each pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisors bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadvisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolio and thereafter monitoring each Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisors and ultimately recommending to the Board of Trustees whether Subadvisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors. However, the Manager's decisions, including the identity of the Subadvisor and the specific amount of the Manager's compensation to be paid to the Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the manager or any of its affiliates.

Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of a new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.


Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized as an
unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of the Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolio are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. If the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, such investors pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Portfolio is included in the Prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or
(iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

The Portfolio's net asset value per share is calculated by SSB Citi on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating the Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to the Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating the Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SSB Citi after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option that is written by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SSB Citi may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by the Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

DETERMINATION OF PERFORMANCE

From time to time, the Trust may quote the Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

For a Portfolio, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:


YIELD = 2[(a - b + 1)6 - 1]
cd
Where:
	a = dividends and interest earned during the period.

	b= expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

	c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d= the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

Investors should recognize that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

Average Annual Total Return

From time to time, the Trust may advertise the Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, the Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

The Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the effect of
the maximum annual fee for participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period
(or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of the Portfolio's performance for any specified period in the future.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper
Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications.


TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Portfolio intends to qualify in each year as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that the Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. The Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

As described above, the Portfolio may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. The Portfolio anticipates that these investment activities will not prevent it from qualifying as a regulated investment company.

The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

Dividends and Distributions

For federal income tax purposes, dividends declared by the Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

The Portfolio may realize net long-term capital gains. Distributions of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends" if any) will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by the Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

CFBDS, Inc., 21 Milk Street, 5th Floor, Boston, MA 02109 serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS AND TRANSFER AGENT

PNC Bank National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians for the Trust. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Under their custody agreements with the Trust, PNC and Chase are authorized to establish separate accounts for foreign securities owned by the Portfolios to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolios. For its custody services, PNC and Chase receive monthly fees charged to a Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. PNC and Chase are also reimbursed by the Portfolio for out-of-pocket expenses including the costs of any foreign and domestic sub-custodians.

First Data Investors Services Group Inc., ("First Data"), a subsidiary of First Data Corporation, serves as the Trust's transfer agent. For its services as transfer agent, First Data receives fees charged to a Portfolio at an annual rate based upon the number of shareholder accounts maintained during the year. First Data is also reimbursed by the Portfolio for out-of-pocket expenses.


APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in New York,
NY   [Application No. D-8723]

Proposed Exemption

Section I. Covered Transactions

The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990).
If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.

This proposed exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by a Plan fiduciary which is independent of Shearson Lehman.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

(4) A copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers upon written request to Shearson Lehman.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program.

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (15) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(1) of the Act, or to the taxes imposed by section 4975(a) 4975(a) and 4975(b) (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application are true and complete, and that the application accurately describes all material facts which are the subject of this exemption.

Summary of Facts and Representations

1. Shearson Lehman, whose principal executive offices are located in New York, New York, is a wholly owned subsidiary of Shearson Lehman Brothers Holdings, Inc. (Shearson Holdings). Shearson Holdings is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Shearson Holdings conducts its principal businesses through two divisions--Shearson Lehman Brothers (referred to herein as Shearson Lehman) and Lehman Brothers. Shearson Lehman is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Holdings is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

Shearson Holdings was incorporated in Delaware on December 29, 1983. The American Express Company owns 100 percent of Shearson Holdings' issued and outstanding common stock, which represents 92 percent of its issued and outstanding voting stock. The 8 percent remaining shares of Shearson Holdings' issued and outstanding voting stock is preferred stock which is owned by Nippon Life Insurance Company. Although Shearson Holdings is not an operating company and, as such, it maintains no assets under management, as of December 31, 1991, Shearson Lehman and its subsidiaries rendered investment advisory services with respect to $91 billion in assets.

2. On April 12, 1991, Shearson Lehman formed the Trust, a no load, open- end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust and it has an indefinite duration. As of January 17, 1992, the Trust had net assets of $132,608,001.

The Trust consists of twelve different portfolios which range from Government Money Investments to International Fixed Income Investments and which pay monthly or annual dividends to investors. The Portfolios currently have a per share value ranging from $0 per share for Balanced Investments to $9.45 per share for Small Capitalization Growth Equity Investments. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities of equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under four major Portfolio-Types. (1)

3. Shares in the Trust are offered by Shearson Lehman, as distributors, at no load, to participants in the TRAK Program.(2) Although investors in the Trust currently consist of institutions and individuals, it is proposed that prospective investors will include plans for which Shearson Lehman may or may not currently maintain investment accounts. A majority of these Plans will be IRAs or Keogh Plans. In addition, it is proposed that Plans for which Shearson Lehman or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust. (3)

As for voting rights, Shearson Lehman states that they are accorded to recordholders of Trust shares. Shearson Lehman notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman notes that most Plans will pass-through the vote to participants on a pro-rata basis.

The applicant represents that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where Shearson Lehman or an affiliate has a party in interest relationship with the Plan. Shearson Lehman also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between Shearson Lehman and the Plan may have been established at that point. Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor or have discretionary investment authority over the Plan's assets which would be invested in Trust shares.(4) Such shares will be held in a brokerage account maintained by the Plan with Shearson Lehman. No commissions or fees will be paid with respect to such transactions.

According to the applicant, the minimum initial investment in the Trust is set at $20,000, and may be reduced periodically to $10,000. Effectively, therefore, a Plan with less than $20,000 in assets ($10,000 when the minimum has been reduced) would not be able to participate in the TRAK Program. The minimum investment in a Portfolio is $100.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (The Trustees) which is comprised of twelve members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The nine remaining Trustees are not affiliated with Shearson Lehman.

5. Boston Advisors, located in Boston, Massachusetts, is a wholly owned subsidiary of The Boston Company, a financial services holding company which is, in turn, wholly owned by Shearson Lehman. Boston Advisors provides investment management, investment advisory and/or administrative services to investment companies with total assets in excess of $83 billion as of July 31, 1991. Boston Advisors serves as the Trust's administrator. In particular, Boston Advisors calculates the net asset value (5) of the Portfolios' shares and manages all aspects of the Portfolios' administration and operation. In addition, Boston Advisors is responsible for managing each Portfolio's temporary investments in money market instruments, as well as making arrangements for, and managing collateral received with respect to, the lending of securities by each Portfolio.

6. Organized within Shearson Lehman, is the Consulting Group, which is located in Wilmington, Delaware. The Consulting Group serves as the investment manager of the Trust and the underlying Portfolios. Although the Consulting Group has not previously served as investment manager for a registered investment company, it and its related division, the Consulting Services Division of Shearson Lehman (Consulting Services), have over eighteen years of experience in evaluating investment advisers for individual and institutional investors. Together the Consulting Group and Consulting Services provide various financial consulting services to over 30,000 accounts, representing more than $30 billion in client assets. Account sizes range from institutional accounts in excess of $1 billion to individual accounts with $100,000 minimum investments. As of July 31, 1991, the Consulting Group rendered advisory services with respect to assets with a value in excess of $42.7 billion.

7. Under its investment management agreement, the Consulting Group is required to make recommendations to the Trustees regarding (a) the investment policies of each Portfolio and (b) the selection and retention of certain Sub-Advisers which exercise investment discretion over each Portfolio.(6) In addition, through the TRAK Program, the Consulting Group provides investors with non-binding, generalized asset allocation recommendations with respect to such investors' investments in the Portfolios. For example, the Consulting Group evaluates an investor's risk tolerances and financial goals, provides investment advice as to the appropriate mix of investment types designed to balance the investor's risk tolerances as part of a long-term investment strategy and provides the investor with advice about implementing its investment decisions through the Trust. However, the applicant states that the Consulting Group does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios.

In the case of an IRA, a Keogh Plan or a Title I Plan, the applicant represents that all of the Consulting Group's recommendations and evaluations will be presented to a Plan fiduciary which is independent of Shearson Lehman and will be implemented only if accepted and acted upon by such Independent Plan Fiduciary. In the case of a Section 404(c) Plan, Shearson Lehman represents that participants in such Plan will be presented with the Consulting Group's recommendations and evaluations only to the extent agreed to by Shearson Lehman and the Plan sponsor. Shearson Lehman expects that some sponsors of Section 404(c) Plans will elect to have the Consulting Group's recommendations and evaluations passed-through to participants, while others will elect to have the Independent Plan Fiduciary responsible for selecting the Portfolios made available to Plan participants receive such advice. (7)

However, if investment advisory services are provided directly to a participant in a Section 404(c) Plan, the applicant explains (as also described herein above) that a Financial Consultant will provide a participant with pre-enrollment meetings and ongoing communications regarding the TRAK Program. In addition, the applicant notes that the Consulting Group will recommend long term investment allocations to the participant and provide the participant with a written, quarterly performance monitoring report.

8. As stated above, the Consulting Group is responsible for selecting the Sub-Advisers which provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their "able" performance in their respective areas of expertise in asset management. The applicant represents that there are presently eleven Sub- Advisers, all of which are independent of, and will remain independent of, Shearson Lehman and/or its affiliates.(8) The Sub-Advisers are registered investment advisers under the Investment Adviser's Act of 1940. They maintain their principal executive offices in the eastern and western regions of the United States. As of June 30, 1991, the Sub-Advisers had assets under management ranging from $62 million to $51 billion.

9. In order for a Plan to participate in the TRAK Program, Shearson Lehman or the Consulting Group will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities. In addition, upon written or oral request to Shearson Lehman, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.(9) Further, each Plan will be given a copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program, and upon written request to Shearson Lehman, with a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

With respect to a Section 404(c) Plan, Financial Consultants affiliated with Shearson Lehman will explain the services offered under the TRAK Program to eligible Section 404(c) Plan participants as well as the operation and objectives of the Portfolios, if required by the arrangement negotiated between the Consulting Group and the Plan.(10)

If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Shearson Lehman to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plant), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Shearson Lehman will require (except if relying on Class PTE 77-3) that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

With respect to Section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent, in writing, to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

10. The books of the Trust will be audited annually by independent public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, as well as the Department and the Service, at all times during regular business hours.

11. As noted under the TRAK Program, the Consulting Group will provide the Independent Plan Fiduciary with asset allocation advice related to the Portfolios. In this regard, the applicant states that the Consulting Group's asset allocation advice will not focus on recommendations that a Plan's assets be allocated to a specific Portfolio. Rather, the applicant represents that the Consulting Group will recommend only that Plan assets be allocated among particular types of Portfolios (e.g., Growth, Fixed Income, etc.)

After the selection of specific Portfolios by an Independent Plan Fiduciary, the Consulting Group will continue to render general Portfolio-Type selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios. However, in the case of a Section 404(c) Plan in which at least three to five Portfolios may be selected by the Plan sponsor, the Consulting Group's initial asset allocation advice will be limited to the suggested Portfolio-Types offered under the Plan. The Consulting Group may also work with the Independent Plan Fiduciary to identify and draft investment objectives, select investment categories or actual Portfolios to be offered to Plan participants, if such fiduciary is the recipient of the Consulting Group's asset allocation advice, or recommend appropriate long-term investment allocations to an individual participant, if the participant receives such advice.

12. The Consulting Group will also identify a Plan's risk tolerances and investment objectives, the performance of each Portfolio in which assets are invested, and recommend, in writing, an appropriate allocation of assets among the Portfolio-Types that conform to these tolerances and objectives. The Consulting Group will not have the authority to implement its advice or recommendations and will not participate in the deliberations regarding the decision by an investor of whether or not to act upon such advice. As noted earlier, the applicant represents that the decision of a Plan to invest in the TRAK Program will be made by an unrelated Plan fiduciary acting on the basis of his or her own investigation into the advisability of participating in the TRAK Program.

13. The Consulting Group will provide, at least quarterly, monitoring reports to a Title I, IRA or Keogh Plan containing an analysis and evaluation of the Plan's account to ascertain whether the investor's objectives are being met and recommending, when appropriate, changes in the allocation among the Portfolios.

If required by the arrangement negotiated with the Independent Plan Fiduciary, the Consulting Group will provide an Independent Plan Fiduciary of a Section 404(c) Plan with a written, detailed investment performance monitoring report, that will contain Plan level asset allocations showing the performance of the Plan's investment vehicles and the performance of relevant indices for evaluating the performance of each Portfolio, a Plan cash flow analysis and annualized risk adjusted rates of return for Plan investment vehicles. Such report will be provided on a quarterly basis.

In addition, to the extent required by the arrangement negotiated with the Consulting Group, a Section 404(c) Plan participant will receive a written, quarterly performance monitoring report with his or her quarterly benefit statement which includes the investment performance of the Portfolios, the investment performance for the participant's account, and specifies market commentary and toll-free numbers for such participant to call Shearson Lehman in order to obtain more information about the TRAK Program or to amend the participant's investment allocations. Further, if required by such arrangement, a Financial Consultant will meet periodically with an Independent Plan Fiduciary of a Section 404(c) Plan to review and discuss the investment performance monitoring report. The Financial Consultant may also meet periodically with an eligible participant to review the performance of the participant's account. The applicant notes that this intermittent contact will not prevent the participant from contacting the Financial Consultant at any time to inquire about his or her participation in the TRAK Program.

Finally, on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

14. Shares of a Portfolio will be redeemed by Shearson Lehman, at no charge, and generally on a daily basis (weekends and holidays excepted) when the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of trading on the NYSE will be affected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with Shearson Lehman or to an "introducing" broker (11) within 7 days after receipt of the redemption request. In the case of an IRA or Keogh Plan investor, Shearson Lehman will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund that is not affiliated with Shearson Lehman. In the case of Plans that are covered by title I of the Act, the redemption proceeds will be invested by Shearson Lehman in accordance with the investment directions of the Independent Plan Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment assets will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. (12) In the event that the Independent Plan Fiduciary does not give other investment directions, such assets will be swept weekly into a money market fund that is not affiliated with Shearson Lehman for the benefit of the Plan.

Due to the high costs of maintaining small accounts, the Trust may also redeem an account having a current value of $7,500 or less, after the investor has been given at least 30 days in which to increase the account balance to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless Shearson Lehman is otherwise instructed.

15. Shares of a Portfolio may be exchanged by an investor with another investor in the TRAK Program without payment of any exchange fee for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other funds within the Shearson Lehman Group of funds or portfolio families.

16. With respect to brokerage transactions that are entered into under the TRAK Program for a Portfolio, such transactions may be executed through Shearson-Lehman and other affiliated broker-dealers, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Shearson Lehman may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Shearson Lehman is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

17. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by the Consulting Group, the Sub-Advisers or Boston Advisors. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

18. The total fees that are paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, the Consulting Group charges an investor a quarterly investment advisory fee. This "outside fee" is negotiated between the Consulting Group and the investor and it varies up to an annual maximum of 1.50 percent of the net asset value of the investor's Trust shares computed each quarter based on the value determined on the last calendar day of the previous calendar quarter. The outside fee is charged directly to an investor and it is not affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores the Consulting Group's advice. (13) For Plan investors, the outside fee for a calendar quarter will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested (a) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or the value of an initial investment in the Portfolio, as of the day such initial investment is made during the calendar quarter) multiplied by (b) a reduction factor (the Reduction Factor) which is described in below, multiplied by (c) a fraction, the numerator of which is the number of days in the period for which the outside fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. For subsequent investments or redemptions aggregating to more than $5,000, the pro-rated fee for credit for the balance of the quarter will be calculated on the basis of the net percentage of the outside fee paid for the quarter during which the subsequent investment or redemption is made.

In addition, for investment management and related services provided to the Trust, the Consulting Group is paid, from each Portfolio, a management fee which computed daily and paid monthly at an annual rate ranging from .15 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, the Consulting Group compensates the Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by the Consulting Group to the Sub-Adviser, varies from 20 to 30 basis points depending on the Portfolio (except for the Government Money Investments Portfolio which, for competitive purposes, pays a management fee equal to the Sub-Adviser's fee). Each Portfolio also pays Boston Advisors a management fee that is computed daily and paid monthly for the services it performs as administrator to the Trust at an annual fixed rate of .20 percent of the value of the Portfolio's average daily net assets. Such fee is also included in the total management fee.

The management fees that are paid at the Portfolio level to Boston Advisors, the Consulting Group and the Sub-Advisers are set forth in the table below. For purposes of the table, Boston Advisors is referred to as "BA", the Consulting Group as "CG" and the Sub-Advisers as "SA." As noted in the table, the sum of the management fees paid by a Portfolio to Boston Advisors plus the fees retained by the Consulting Group and the Sub-Advisers equals the total management fee paid by that Portfolio.

                                                          SA
CG
                       Total                Total fee  retained
retained
                     management   BA fee      SA/CG       fee
fee
    Portfolio           fee      (percent)  (percent)  (percent)
(percent)
Government money
 investments                 0.35       0.20       0.15       0.15
  0.00
Intermediate fixed
 income investments           .60        .20        .40        .20
   .20
Total return fixed
 income investments           .60        .20        .40        .20
   .20
Municipal bond
 investments                  .60        .20        .40        .20
   .20
Mortgage backed
 investments                  .70        .20        .50        .25
   .25
Balanced investments          .80        .20        .60        .30
   .30
Large capitalization
 value equity
 investments                  .80        .20        .60        .30
   .30
Large capitalization
 growth investments           .80        .20        .60        .30
   .30
Small capitalization
 value equity
 investments                  .80        .20        .60        .30
   .30
Small capitalization
 growth investments           .80        .20        .60        .30
   .30
International equity
 investments                  .90        .20        .70        .40
   .30
International fixed
 income investments           .70        .20        .50        .25
   .25



Shearson Lehman proposes to offset, quarterly, against the outside fee such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment of assets attributable to any Plan.(14) In this way, the aggregate of the inside fees and the outside fees retained by the Consulting Group will remain constant regardless of the distribution of a Plan's assets among the Portfolio.

Shearson Lehman has developed the following example to demonstrate how the fee offset mechanism would work:

Assume that as of March 31, 1992, the average daily value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios:
(1) Government Money Investments in which the Plan made a $50 investment and from which the Consulting Group would not retain an inside fee; (2) Total Return Fixed Income Investments in which the Plan made a $200 investment and the Consulting Group would retain an inside fee of .20 percent; (3) Small Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent; (4) Large Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would retain an inside fee of .30 percent; and (5) International Equity Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays the maximum annual outside fee of
1.50 percent so that the total outside fee for the calendar quarter April 1 through June 30, prior to the fee offset would be ($1,000) 1.50% (.25) = $3.75.

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that the Consulting Group retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                               CG
                                            retained      Fee
Reduction
                                               fee      offset
factor
               Portfolio                    (percent)  (percent)
(percent)
Government money investments                       0.00       0.20
  0.00
Intermediate fixed income investments               .20        .20
   .00
Total return fixed income investments               .20        .20
   .00
Municipal bond investments                          .20        .20
   .00
Mortgage backed investments                         .25        .20
   .05
Balanced investments                                .30        .20
   .10
Large capitalization value equity
 investments                                        .30        .20
   .10
Large capitalization growth investments             .30        .20
   .10
Small capitalization value equity
 investments                                        .30        .20
   .10
Small Capitalization growth investments             .30        .20
   .10
International equity investments                     .30        .20
    .10
International fixed income investments              .25        .20
   .05



Under the proposed fee offset, a Reduction Factor of .10% is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in Portfolios (3), (4) and (5) only. As noted above Portfolios (1) and (2) do not involve a Reduction Factor because the fee retained by the Consulting Group for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows: (.25)

[($250) .10%+($250) .10%+($250) .10%] = $0.1875.



In the foregoing example, the Plan investor, like all other investors in the TRAK Program, would receive a statement for its TRAK account on or about April 15, 1992. This statement would show the outside fee to be charged for the calendar quarter April 1, through June 30 (i.e., $3.75-$0.1875 = $3.5625). The Plan investor would be asked to pay the outside fee for that quarter by May 3, 1992 (i.e., the third day of the second month of the calendar quarter). If the outside fee were not paid by that date, Shearson Lehman would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the Statement of Additional Information appended to the Prospectus).(15)

Because the Consulting Group will retain no inside fee with respect to assets invested in the Government Money Investment Portfolio, Shearson Lehman notes that a potential conflict may exist by reason of the variance in net inside fees among the Government Money Investments Portfolio and the other Portfolios. Shearson Lehman also recognizes that this factor could result in the Consulting Group's recommendation of a higher-fee generating Portfolio- Type to an investing Plan. To address this potential conflict, Shearson Lehman will disclose to all participants in the TRAK Program that the Consulting Group will retain no inside fee for assets invested in the Government Money Investments Portfolio.

19. In summary, it is represented that the proposed transactions will meet the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the TRAK Program will be made and approved by a Plan fiduciary which is independent of Shearson Lehman and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the TRAK Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust; (d) prior to making an investment in TRAK, each Independent Plan Fiduciary will receive offering materials and disclosures from either Shearson Lehman or the Consulting Group which disclose all material facts concerning the purpose, structure, operation and investment in the TRAK Program; (e) the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations, including the reasons and objective criteria forming the basis for such recommendations or evaluations; (f) any sub-Adviser that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will always be independent of Shearson Lehman and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) the Consulting Group or Shearson Lehman will make periodic written disclosures to participating Plans with respect to the financial condition of the TRAK Program, the total fees that it and its affiliates will receive from such Plan investors and the value of the Plan's interest in the TRAK Program; and (i) on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to
(1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and/or section 4975(c)(20) 4975(c)(20) of the Code does not relieve a fiduciary or other party in interest of disqualified person from certain other provisions of the Act and/or the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which among other things require a fiduciary to discharge his duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(b) of the act, nor does it affect the requirement of section 401(a) 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) Before an exemption may be granted under section 408(a) of the Act and/ or section 4975(c)(2) 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interests of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(3) The proposed exemptions, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and/or the Code, including statutory or administrative exemptions and transitional rules. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(4) The proposed exemptions, if granted, will be subject to the express condition that the material facts and representations contained in each application are true and complete, and that each application accurately describes all material terms of the transaction which is the subject of the exemption.

Signed at Washington, DC, this 31st day of March 1992.

Ivan Strasfeld, Director of Exemption Determinations, Pension and
Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 92-7712 Filed 4-2-92; 8:45 am] BILLING CODE  4510 4510-29-M




Footnotes

1	Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, the percentage of that Portfolio's net assets invested in these securities will never exceed one percent.

2	According to the Statement of Additional Information which
accompanies the Prospectus for the TRAK Program, shares in the Trust are not certificated for reasons of economy and convenience. Boston Safe Deposit and Trust Company, the Trust's custodian, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). Shearson Lehman represents that in the context of an open-end investment company, that continuously issues and redeems shares, a pre- emptive right would make the normal operations of the Trust impossible. Therefore, such right is precluded in the charter documents of the Trust's Master Trust Agreement as well as those of other open-end investment companies.

3	The Department notes that the general standards of fiduciary conduct
promulgated under the Act would apply to the participation in the TRAK Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the TRAK Program with the Consulting Group as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Shearson Lehman and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering in the TRAK Program, to understand fully all aspects of such arrangement following disclosure by Shearson Lehman of all relevant information.

4	The applicant represents that employee benefit plans for are maintained by Shearson Lehman may purchase or redeem shares in the Trust under the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest a Plan's assets in the Trust shares, a purchase or redemption of Trust shares under such circumstances will comply with the terms and conditions of class PTE 77-4 (42 FR 18732, April
8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

5	Each Portfolio's net asset value per share is calculated by
Boston
Advisors on each weekday, except on days on which the New York Stock Exchange (the NYSE) is closed. In general, the net asset value for securities is determined as of the close of trading on the NYSE or a foreign exchange by dividing the value of a Portfolio net assets by the total number of its shares outstanding. Typically, a Portfolio's investments are valued at market value. However, in the absence of a market value, Portfolio investments are valued at fair market value as determined by, or under the direction of, the Trustees.

6	Subject to the supervision and direction of the Trustees, the
Consulting Group was required to perform initial "due diligence" on prospective Sub-Advisers for each Portfolio and thereafter to monitor each Sub-Adviser's performance through qualitative and quantitative analysis as well as through periodic, in person, telephonic and written consultations. The Consulting Group is also required to communicate its performance expectations and evaluations to the Sub-Advisers and ultimately recommend whether a Sub-Adviser's contract should be renewed, modified or terminated. In this regard, the Consulting Group is further obligated to provide written reports to the Trustees of its evaluation and monitoring functions.

7	If the Independent Plan Fiduciary of a Section 404(c) Plan is the
recipient of the Consulting Group's investment advice, the applicant explains that the Consulting Group will work with the Independent Plan Fiduciary by identifying and drafting investment objectives, selecting investment categories or actual Portfolios to be offered to Plan participants. In addition to these services (and as described above), the applicant explains that the Consulting Group will provide an Independent Plan Fiduciary with a detailed investment performance monitoring report on a quarterly basis. Furthermore, a Financial Consultant affiliated with Shearson Lehman will meet periodically with the Independent Plan Fiduciary to discuss the investment performance monitoring report.

8	Although there are presently twelve Portfolios comprising the
Trust,
there are only eleven Sub-Advisers. One Sub-Adviser, Standish, Ayer and Wood, Inc., advises both the Government Money Investments
Portfolio and the Intermediate Fixed Income Investments Portfolio.

9	In the case of a Section 404(c) Plan, the applicant represents that
the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust's
Prospectus to Section 404(c) Plan participants. In addition, Shearson Lehman will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for this purpose, as well as provide Statements of Additional Information to any party upon request.

10	The Department is expressing no opinion as to whether the
information provided under the TRAK Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

11	According to the applicant, Shearson Lehman provides clearance, settlement and other back office services to other broker-dealers. The applicant notes that Shearson Lehman may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Shearson Lehman such as The Robinson Humphrey Company, Inc. a wholly-owned broker-dealer subsidiary of Shearson Lehman.

12	Shearson Lehman explains that, under one alternative, Plan
participants who give instructions to redeem shares of a Portfolio must give corresponding instructions to reinvest proceeds in another investment vehicle made available under the Plan, thus ensuring that a participant's investment assets are continually invested. Under a second alternative which is described above, Shearson Lehman represents that participants will not be required to give corresponding instructions and all investment assets for which no investment instructions have been given will be swept into a money market fund that is not affiliated with Shearson Lehman. In this regard, the Department is expressing no opinion regarding whether any of the arrangements described above comply with the requirements of section 404(c) of the Act.

13	The applicant represents that the outside fee is not imposed on accounts of employees of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicant states that this fee is waived to encourage employees to invest in Shearson Lehman. With respect to IRAs or Plans maintained by Shearson Lehman and its affiliates, the applicant asserts that such waiver would be required by PTE 77-3.

14	Shearson Lehman asserts that it chose 20 basis points as the maximum
net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by Shearson Lehman among the Portfolios (excluding the Government Money Investments Portfolio for which Shearson Lehman charges no management fee).

15	The applicant explains that the foregoing example illustrates the fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee.
Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicant also explains that Shearson Lehman does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the third day of the second month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, the applicant further explains that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.



DOL Prohibited Transaction Exemption 92-77

Final Exemption  92-77

10/05/1992

[57 FR 45833, October 5, 1992]

Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in New York,
NY

[Prohibited Transaction Exemption 92-77; Exemption Application No.
D-8723]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406 (b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Shearson Lehman and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an Independent Plant Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (The Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

(4) Upon written request of Shearson Lehman, copy of the respective investment advisory agreement between the Consulting Group and the Sub- Advisers.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or named fiduciary, and Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (16) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(1) An "affiliate" of Shearson Lehman includes--

(a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman. (For purposes of this subsection, the term
"control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(b) Any officer, director or partner in such person, and

(c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either

(a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

(b) A participant in a Keogh Plan,

(c) An individual covered under a self-directed IRA which invests in Trust shares, or

(d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on April 3, 1992 at 57 FR 11514.

EFFECTIVE DATE: This exemption is effective as of April 3, 1992.

Written Comments

The Department received one comment letter with respect to the Notice and no requests for a public hearing. The letter, which was submitted by Shearson Lehman, addresses certain clarifications to the Notice, including clarifications to the General Conditions and the Summary of Facts and Representations. Discussed below are the changes suggested by Shearson Lehman and the Department's responses thereto. In addition, the Department has made several clarifying changes to the final exemption which are also discussed below.

With respect to the General Conditions that are set forth in Section II of the Notice, Shearson Lehman wishes to make several clarifications. In this regard, Shearson Lehman notes that, in general, in the case of IRAs that are maintained by employees of Shearson Lehman or its affiliates, such employees should be considered "Independent Plan Fiduciaries." In addition, Shearson Lehman requests that Condition (1) should read as follows in order that it will conform to the other General Conditions:

The participation of plans in the TRAK Program will be approved by an Independent Plan Fiduciary.

To clarify that Sub-Advisers act for the Trust after having been approved by the Trust in accordance with the terms of section 15 (a) and (c) of the Investment Company Act of 1940, as amended (the 1940
Act), or any exemption granted by the Securities and Exchange Commission, Shearson Lehman recommends that Condition (8) of the General Conditions be modified to read as follows:

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

In the case of a Plan covering one or more employees of the Plan sponsor (such as a Section 404(c) Plan), Shearson Lehman notes that Condition (10) requires only that the investment advisory fee paid by the Plan be offset in the manner described in the condition (i.e., the offset will be determined based on the aggregate investment of the Plan accounts). Shearson Lehman represents that it does not have control over how the Plan, for internal expenses, allocates the offset among individual accounts. As long as the fee is offset at the Plan level, Shearson Lehman represents that it cannot be construed to have any economic incentive to provide investment allocation advice favoring one Portfolio over another.

Shearson Lehman observes that several of the General Conditions refer to "Shearson Lehman and its affiliates" but the Notice does not define the term "affiliate." After giving due consideration to this comment, the Department has determined to add a new Section III to the exemption titled "Definitions" in which the terms "affiliate," and "Independent Plan Fiduciary" are defined as follows:

An "affiliate" of Shearson Lehman includes (a) any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.) (b) any officer, director or partner in such person, and (c) any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either (a) a Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan, (b) a participant in a Keogh Plan, (c) an individual covered under a self-directed IRA which invests in Trust shares, or (d) a trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

With respect to modifications to the Summary of Facts and Representations, Shearson Lehman represents that the first paragraph of Item 1 of the Notice which was based on the application for exemption confuses the descriptions of Shearson Holdings, Shearson Lehman and Shearson Lehman Brothers. Accordingly, Shearson Lehman requests that the third, fourth and fifth sentences of that paragraph be amended to read as follows:

Shearson Holdings conducts its principal businesses through two divisions of Shearson Lehman--Shearson Lehman Brothers and Lehman Brothers. Shearson Lehman Brothers is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Lehman is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc.

Shearson Lehman also wishes to update the second sentence of the second paragraph under Item 2 of the Notice by noting that the Balanced Investments Portfolio is expected to be offered in July 1992 at an initial per share value of $8.00.

In order that Footnote 1 of the Notice more closely tracks the language of Condition (9), Shearson Lehman suggests the following modification:

Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

Since Shearson Lehman cannot assure that Section 404(c) Plans participating in the TRAK Program will pass through voting rights to participants on a pro rata basis, it recommends that the second paragraph of Footnote 2 of the Notice be amended to read as follows:

In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman believes that most Plans will pass-through the vote to participants on a pro rata basis.

Shearson Lehman also represents that it may serve as prototype sponsor for Plans participating in the TRAK Program. Therefore, the third sentence of the second paragraph under Item 3 of the Notice should be amended by adding the following language:

Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor (other than only as prototype sponsor) or have discretionary investment authority over the Plan's assets which would be invested in Trust shares.

To clarify that Plans for which Shearson Lehman has a pre-existing relationship will be able to participate in TRAK, Shearson Lehman asks that the second sentence of Footnote 4 be amended to read as follows:

The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest in Trust shares those assets over which it exercises discretionary authority, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of Class Prohibited Transaction Exemption (PTE) 77-4 (42 FR 18732, April 8, 1977).

Shearson Lehman represents that the Trust's Board of Directors consists of seven members, four of whom are not affiliated with Shearson Lehman and three of whom are affiliated with Shearson Lehman, all in accordance with the provisions of section 10(b) of the 1940 Act. Accordingly, Shearson Lehman recommends that Item 4 of the Notice be amended to read as follows:

Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which currently is comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies who provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The four remaining Trustees are not affiliated with Shearson Lehman.

Because the applicant now represents that not all services described in Footnote 7 of the Notice will be provided to every Section 404(c) Plan, Shearson Lehman believes that an updated, clarifying paragraph should be added to the footnote which would read as follows:

The applicant notes that not all of the services described in the preceding two paragraphs will be provided to every Section 404(c)
Plan. The services provided to each Plan will depend on the arrangement negotiated between Shearson Lehman and the Independent Plan Fiduciary.

Shearson Lehman represents that it cannot assure that the Plan administrator, trustee or named fiduciary of a Section 404(c) Plan will make available a copy of the Trust Prospectus to each participant. Therefore, it requests that Footnote 9 of the Notice be amended to read as follows:

In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will receive a copy of the Trust Prospectus. If requested by such Plan administrator, trustee or named fiduciary, Shearson Lehman will make available to such Independent Plan Fiduciary sufficient quantities of Prospectuses for a distribution to Plan participants, as well as provide Statements of Additional Information to any party upon request.

Item 15 of the Notice inadvertently states that investors in the TRAK Program may exchange Portfolio shares with one another. Shearson
Lehman wishes to clarify that the first sentence of Item 15 should be amended to read as follows:

Shares of a Portfolio may be exchanged by an investor, without any exchange fee, for shares of another Portfolio at their respective net asset values.

Shearson Lehman states that PTE 77-3 applies only to employee benefit plans and is, therefore, inapplicable to IRAs maintained by employees of Shearson Lehman or its affiliates. In addition, Shearson Lehman states that it does not currently charge an outside fee for such IRA accounts but it may do so in the future. Accordingly, Shearson Lehman recommends that the first and last sentences of Footnote 13 of the Notice be amended to read as follows:

The applicant represents that the outside fee is not currently imposed on accounts of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons * * * With respect to employee pension benefit plans maintained by Shearson Lehman or its affiliates for their employees, the applicant asserts that such waiver would be required by PTE 77-3.

With respect to the TRAK fee structure described in the Notice in Item 18 and the accompanying example, Shearson Lehman wishes to make two clarifications. First, because the TRAK fee and corresponding fee offset for a calendar quarter are based on the "net asset value" of Trust Portfolio shares at the end of the immediately preceding calendar quarter rather than the "average daily value" of Trust Portfolio shares, Shearson Lehman requests that the first sentence of the example be amended to read as follows:

Assume that as of March 31, 1992, the net asset value of Trust
Portfolio shares held by a Plan investor was $1,000.

Second, Shearson Lehman has updated its submission by representing that the last parenthetical of the last paragraph of the example should not refer to the "Statement of Additional Information" but should instead refer to the "TRAK Program Description." Therefore, Shearson Lehman recommends that the parenthetical read as follows:

(pursuant to the authorization contained in the TRAK Investment
Advisory Agreement, and as described in the TRAK Program Description appended to the Prospectus).

Finally, Shearson Lehman suggests that Clause (e) under Item 19 should be modified to track the language of Condition (5) as follows:

the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based on objective criteria.

The Department has reviewed the clarifications and amendments as described above, and concurs with these changes. Accordingly, upon consideration of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the aforementioned changes.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)




STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS
S&P 500 INDEX INVESTMENTS
OCTOBER 1, 1999

222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of S&P 500 Index Investments (the "Portfolio"), a separate series of Consulting Group Capital Markets Funds (the "Trust"), dated October 1, 1999, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of the Portfolio and sixteen other portfolios offered in separate prospectuses. The Prospectus for the Portfolio may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust
1
Investment Objectives, Management Policies and Risk Factors
3
Investment Restrictions
7
Portfolio Transactions
9
Portfolio Turnover
10
Investment Management and Other Services
10
Purchase of Shares
13
Redemption of Shares
13
Redemptions in Kind
14
Net Asset Value
14
Determination of Performance
14
Taxes
16
Distributor
19
Custodians and Transfer Agent
19


Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

	Walter E. Auch, Trustee (Age 78). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

	Martin Brody, Trustee (Age 77). Private Investor; Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J. 07932.

	H. John Ellis, Trustee (Age 72). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Armon E. Kamesar, Trustee (Age 72). Chairman of the Board of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La Jolla, CA
92037.

	Stephen E. Kaufman, Trustee (Age 67). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

	*Heath B. McLendon, Trustee and Chairman of the Board (Age 66). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc. and Director and President of SSB Citi Fund Management LLC ("SSB Citi") (formerly known as SSBC Fund Management Inc.) and Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 64 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 41). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SSB Citi and TIA. Mr. Daidone serves as Senior Vice
President and Treasurer of 59 investment companies associated with Citigroup. His address is 388 Greenwich Street, New York, New York 10013.

	Frank L. Campanale, Investment Officer (Age 46). President and Chief Executive Officer of Salomon Smith Barney's Consulting Group. Prior to
1996, National Sales Director for Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	LeRoy T. Pease, CFA, Investment Officer (Age 40). First Vice President of Salomon Smith Barney Consulting Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic, Philadelphia, Pennsylvania. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	Christina T. Sydor, Secretary (Age 48). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SSB Citi and TIA. Ms.
Sydor serves as Secretary of 59 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

Paul Brook, Controller (Age 45). Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP; His address is 388 Greenwich Street, New York, New York 10013.

Irving David, Controller (Age 38). Director of Salomon Smith Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly Assistant Treasurer of First Investment
Management Company; His address is 388 Greenwich Street, New York, New
York 10013.

Remuneration. No director, officer or employee of Salomon Smith Barney, SSB Citi or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, SSB Citi or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 1998, such fees and expenses totaled $23,139.71.

For the calendar year ended December 31, 1998, the Trustees of the Trust were paid the following compensation:

					Pension or			Total		Total	Number
		Aggregate		Retirement Benefits	Compensation	of Funds
		Compensation 	Accrued as Expense	From	Fund and   Served in
Name		From Portfolio	of Trust 			Fund Complex	Complex
Heath B. McLendon*	None	None	None	None	64
Walter Auch	None		None	$45,400.00	2
Martin Brody	None		None	132,500.00	20
H. John Ellis	None		None	41,500.00	2
Armon E. Kamesar	None	 	None	47,400.00	2
Stephen E. Kaufman	None	 	None	96,400.00	13

* Designates "interested trustee".

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Portfolio is a diversified, open-end management investment company. The Prospectus discusses the investment objectives of the Portfolio, a separate series of the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and strategies the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the S&P 500 Index. The Portfolio intends to invest in substantially all of the stocks that comprise the S&P 500 Index. The Portfolio operates as a "pure" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from its portfolio. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Portfolio at that time.


Foreign Securities. The Portfolio may purchase common stocks of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The Portfolio's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. Securities markets.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United Stated and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Futures Contracts and Related Options. The Portfolio may enter into futures contracts and purchase and write (sell) options on these contracts. These contracts will be used for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Portfolio intends to purchase. The Portfolio will not use futures for speculative purposes.

The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

The Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Subadvisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

Options on Securities Indices. The Portfolio may purchase put and call options on the S&P 500 Index. The Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. The Portfolio will not use options for speculative purposes. The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.

Transactions by the Portfolio in options on securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Portfolio's holdings and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Money Market Instruments. The Portfolio may invest up to 10% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the board of trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Subadvisor, acting under the supervision of the board of trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 15% of the Portfolio's total assets. In entering into a repurchase agreement, the Portfolio bears a risk of loss if the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). The Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." The Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Temporary Investments. For temporary defensive purposes, during periods when the Subadvisor of the Portfolio, in consultation with the Manager, believes that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The Portfolio's U.S. dollar-denominated temporary investments are managed by SSB Citi. The Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

Department of Labor ("DOL") Exemption. The Trust may offer shares of its portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Because the Trust may offer shares of its portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the Portfolio. The full text of the DOL exemption may be found in Exhibit A of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, of one percent of the Portfolio's net assets. Since the Portfolio will be managed to comply with this limitation, this may result in differences in performance between the Portfolio and other funds that fully replicate the S&P 500 Index.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 8 through 11 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolio:

	1.	The Portfolio will not deviate from the definition of a
"diversified company" as defined in the 1940 Act and rules thereunder.

	2.	The Portfolio will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	4.	The Portfolio will not borrow money, except that (a) the
Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	5.	The Portfolio will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements;
and (c) loans of its portfolio securities.

	6.	The Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities.

	7.	The Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	8.	The Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	The Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

	10.	The Portfolio will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

11. The Portfolio will not make investments for the purpose of exercising control of management.

	12.	Purchase or otherwise acquire any security if, as a result,
more than 15% of its net assets would be invested in securities that are illiquid.

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Portfolio are made by the Subadvisor, subject to the overall review of the manager and the Board of Trustees. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by the Subadvisor, investments of the type that the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by the Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of the Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreement, respectively, are not reduced by reason of the Portfolio's Subadvisor receiving brokerage and research services. The Board of Trustees of the Trust will periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolio will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolio may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolio commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the index.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). The Subadvisor serves as investment advisor to the Portfolio pursuant to a separate written agreement with the Manager ("Advisory Agreement"), SSB Citi serves as administrator to the Portfolio pursuant to a written agreement ("Administration Agreement").

The Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SSB Citi. Included among the Portfolio's expenses are costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SSB Citi generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities. The Portfolio pays SSB Citi a fee for these services that is computed daily and paid monthly at the annual rate of 0.10% of the value of the Portfolio's average daily net assets.

SSB Citi, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. SSB Citi renders investment advice to investment companies that had aggregate assets under management as of August 31, 1999 in excess of $116 billion. The Consulting Group, a division of SSB Citi, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. They screen more than 3,000 registered investment advisory firms and track the performance of more than 700 firms on the Manager's comprehensive database. In addition, the Manager conducts over 300 on-sight evaluations of advisors annually. As of August 31, 1999, the Consulting Group provided services with respect to over $125 billion in client assets representing more than 216,974 separate accounts under a variety of programs designed for individual and institutional investors.

The Manager and the Subadvisor pay the salaries of all officers and employees who are employed by it and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisor bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreement, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, the Subadvisor manages the securities held by the Portfolio in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolio and thereafter monitoring the Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to the Subadvisor and ultimately recommending to the Board of Trustees whether the Subadvisor's contract should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors. However, the Manager's decisions, including the identity of the Subadvisor and the specific amount of the Manager's compensation to be paid to the Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the manager or any of its affiliates.

Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of a new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust.   The Trust has been organized as an
unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreement, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of the Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolio are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge. If the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, such investors pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Portfolio is included in the Prospectus. The right of redemption of shares of the Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.


REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

The Portfolio's net asset value per share is calculated by SSB Citi on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by the Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Portfolio's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Portfolio's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Portfolio will be valued at fair value as determined in good faith by the Portfolio's Board of Trustees.

DETERMINATION OF PERFORMANCE

Average Annual Total Return

From time to time, the Trust may advertise the Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, the Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

The Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P=	a hypothetical initial payment of $1,000
T=	average annual total return, including the effect of the
maximum annual fee for participation in TRAK.
	n=	number of years
ERV=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of the Portfolio's performance for any specified period in the future.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index and other industry publications.


TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to the Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Portfolio intends to qualify in each year as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that the Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions would otherwise (at least in part) be treated as long-term capital gains. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. The Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

The Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also
(i) will require the Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. The Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, the Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

Dividends or other income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of
(1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.


Dividends and Distributions

For federal income tax purposes, dividends declared by the Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

The Portfolio may realize net long-term capital gains. Distributions of the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends" if any) will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares and how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by the Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government obligations.

If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

CFBDS, Inc., 21 Milk Street, 5th Floor, Boston, MA 02109 serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS AND TRANSFER AGENT

PNC Bank National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians for the Trust. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Under their custody agreements with the Trust, PNC and Chase are authorized to establish separate accounts for foreign securities owned by the Portfolio to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolio. For its custody services, PNC and Chase receive monthly fees charged to the Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. PNC and Chase are also reimbursed by the Portfolio for out-of-pocket expenses including the costs of any foreign and domestic sub-custodians.

First Data Investors Services Group Inc., ("First Data"), a subsidiary of First Data Corporation, serves as the Trust's transfer agent. For its services as transfer agent, First Data receives fees charged to the Portfolio at an annual rate based upon the number of shareholder accounts maintained during the year. First Data is also reimbursed by the Portfolio for out-of-pocket expenses.






"S&P 500(r)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by SSB Citi Fund Management LLC. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SSB Citi Fund Management LLC. is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to SSB Citi Fund Management LLC or the Portfolio. S&P has no obligation to take the needs of SSB Citi Fund Management LLC or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares or in the determination or calculation of the equation by which Portfolio shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in New York,
NY   [Application No. D-8723]

Proposed Exemption

Section I. Covered Transactions

The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990).
If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.

This proposed exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by a Plan fiduciary which is independent of Shearson Lehman.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

(4) A copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers upon written request to Shearson Lehman.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program.

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (15) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(1) of the Act, or to the taxes imposed by section 4975(a) 4975(a) and 4975(b) (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

The availability of this exemption is subject to the express condition that the material facts and representations contained in the application are true and complete, and that the application accurately describes all material facts which are the subject of this exemption.

Summary of Facts and Representations

1. Shearson Lehman, whose principal executive offices are located in New York, New York, is a wholly owned subsidiary of Shearson Lehman Brothers Holdings, Inc. (Shearson Holdings). Shearson Holdings is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Shearson Holdings conducts its principal businesses through two divisions--Shearson Lehman Brothers (referred to herein as Shearson Lehman) and Lehman Brothers. Shearson Lehman is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Holdings is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

Shearson Holdings was incorporated in Delaware on December 29, 1983. The American Express Company owns 100 percent of Shearson Holdings' issued and outstanding common stock, which represents 92 percent of its issued and outstanding voting stock. The 8 percent remaining shares of Shearson Holdings' issued and outstanding voting stock is preferred stock which is owned by Nippon Life Insurance Company. Although Shearson Holdings is not an operating company and, as such, it maintains no assets under management, as of December 31, 1991, Shearson Lehman and its subsidiaries rendered investment advisory services with respect to $91 billion in assets.

2. On April 12, 1991, Shearson Lehman formed the Trust, a no load, open- end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust and it has an indefinite duration. As of January 17, 1992, the Trust had net assets of $132,608,001.

The Trust consists of twelve different portfolios which range from Government Money Investments to International Fixed Income Investments and which pay monthly or annual dividends to investors. The Portfolios currently have a per share value ranging from $0 per share for Balanced Investments to $9.45 per share for Small Capitalization Growth Equity Investments. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities of equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under four major Portfolio-Types. (1)

3. Shares in the Trust are offered by Shearson Lehman, as distributors, at no load, to participants in the TRAK Program.(2) Although investors in the Trust currently consist of institutions and individuals, it is proposed that prospective investors will include plans for which Shearson Lehman may or may not currently maintain investment accounts. A majority of these Plans will be IRAs or Keogh Plans. In addition, it is proposed that Plans for which Shearson Lehman or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust. (3)

As for voting rights, Shearson Lehman states that they are accorded to recordholders of Trust shares. Shearson Lehman notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman notes that most Plans will pass-through the vote to participants on a pro-rata basis.

The applicant represents that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where Shearson Lehman or an affiliate has a party in interest relationship with the Plan. Shearson Lehman also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between Shearson Lehman and the Plan may have been established at that point. Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor or have discretionary investment authority over the Plan's assets which would be invested in Trust shares.(4) Such shares will be held in a brokerage account maintained by the Plan with Shearson Lehman. No commissions or fees will be paid with respect to such transactions.

According to the applicant, the minimum initial investment in the Trust is set at $20,000, and may be reduced periodically to $10,000. Effectively, therefore, a Plan with less than $20,000 in assets ($10,000 when the minimum has been reduced) would not be able to participate in the TRAK Program. The minimum investment in a Portfolio is $100.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (The Trustees) which is comprised of twelve members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The nine remaining Trustees are not affiliated with Shearson Lehman.

5. Boston Advisors, located in Boston, Massachusetts, is a wholly owned subsidiary of The Boston Company, a financial services holding company which is, in turn, wholly owned by Shearson Lehman. Boston Advisors provides investment management, investment advisory and/or administrative services to investment companies with total assets in excess of $83 billion as of July 31, 1991. Boston Advisors serves as the Trust's administrator. In particular, Boston Advisors calculates the net asset value (5) of the Portfolios' shares and manages all aspects of the Portfolios' administration and operation. In addition, Boston Advisors is responsible for managing each Portfolio's temporary investments in money market instruments, as well as making arrangements for, and managing collateral received with respect to, the lending of securities by each Portfolio.

6. Organized within Shearson Lehman, is the Consulting Group, which is located in Wilmington, Delaware. The Consulting Group serves as the investment manager of the Trust and the underlying Portfolios. Although the Consulting Group has not previously served as investment manager for a registered investment company, it and its related division, the Consulting Services Division of Shearson Lehman (Consulting Services), have over eighteen years of experience in evaluating investment advisers for individual and institutional investors. Together the Consulting Group and Consulting Services provide various financial consulting services to over 30,000 accounts, representing more than $30 billion in client assets. Account sizes range from institutional accounts in excess of $1 billion to individual accounts with $100,000 minimum investments. As of July 31, 1991, the Consulting Group rendered advisory services with respect to assets with a value in excess of $42.7 billion.

7. Under its investment management agreement, the Consulting Group is required to make recommendations to the Trustees regarding (a) the investment policies of each Portfolio and (b) the selection and retention of certain Sub-Advisers which exercise investment discretion over each Portfolio.(6) In addition, through the TRAK Program, the Consulting Group provides investors with non-binding, generalized asset allocation recommendations with respect to such investors' investments in the Portfolios. For example, the Consulting Group evaluates an investor's risk tolerances and financial goals, provides investment advice as to the appropriate mix of investment types designed to balance the investor's risk tolerances as part of a long-term investment strategy and provides the investor with advice about implementing its investment decisions through the Trust. However, the applicant states that the Consulting Group does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios.

In the case of an IRA, a Keogh Plan or a Title I Plan, the applicant represents that all of the Consulting Group's recommendations and evaluations will be presented to a Plan fiduciary which is independent of Shearson Lehman and will be implemented only if accepted and acted upon by such Independent Plan Fiduciary. In the case of a Section 404(c) Plan, Shearson Lehman represents that participants in such Plan will be presented with the Consulting Group's recommendations and evaluations only to the extent agreed to by Shearson Lehman and the Plan sponsor. Shearson Lehman expects that some sponsors of Section 404(c) Plans will elect to have the Consulting Group's recommendations and evaluations passed-through to participants, while others will elect to have the Independent Plan Fiduciary responsible for selecting the Portfolios made available to Plan participants receive such advice. (7)

However, if investment advisory services are provided directly to a participant in a Section 404(c) Plan, the applicant explains (as also described herein above) that a Financial Consultant will provide a participant with pre-enrollment meetings and ongoing communications regarding the TRAK Program. In addition, the applicant notes that the Consulting Group will recommend long term investment allocations to the participant and provide the participant with a written, quarterly performance monitoring report.

8. As stated above, the Consulting Group is responsible for selecting the Sub-Advisers which provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their "able" performance in their respective areas of expertise in asset management. The applicant represents that there are presently eleven Sub- Advisers, all of which are independent of, and will remain independent of, Shearson Lehman and/or its affiliates.(8) The Sub-Advisers are registered investment advisers under the Investment Adviser's Act of 1940. They maintain their principal executive offices in the eastern and western regions of the United States. As of June 30, 1991, the Sub-Advisers had assets under management ranging from $62 million to $51 billion.

9. In order for a Plan to participate in the TRAK Program, Shearson Lehman or the Consulting Group will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities. In addition, upon written or oral request to Shearson Lehman, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.(9) Further, each Plan will be given a copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program, and upon written request to Shearson Lehman, with a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

With respect to a Section 404(c) Plan, Financial Consultants affiliated with Shearson Lehman will explain the services offered under the TRAK Program to eligible Section 404(c) Plan participants as well as the operation and objectives of the Portfolios, if required by the arrangement negotiated between the Consulting Group and the Plan.(10)

If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Shearson Lehman to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plant), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Shearson Lehman will require (except if relying on Class PTE 77-3) that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

With respect to Section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent, in writing, to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

10. The books of the Trust will be audited annually by independent public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, as well as the Department and the Service, at all times during regular business hours.

11. As noted under the TRAK Program, the Consulting Group will provide the Independent Plan Fiduciary with asset allocation advice related to the Portfolios. In this regard, the applicant states that the Consulting Group's asset allocation advice will not focus on recommendations that a Plan's assets be allocated to a specific Portfolio. Rather, the applicant represents that the Consulting Group will recommend only that Plan assets be allocated among particular types of Portfolios (e.g., Growth, Fixed Income, etc.)

After the selection of specific Portfolios by an Independent Plan Fiduciary, the Consulting Group will continue to render general Portfolio-Type selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios. However, in the case of a Section 404(c) Plan in which at least three to five Portfolios may be selected by the Plan sponsor, the Consulting Group's initial asset allocation advice will be limited to the suggested Portfolio-Types offered under the Plan. The Consulting Group may also work with the Independent Plan Fiduciary to identify and draft investment objectives, select investment categories or actual Portfolios to be offered to Plan participants, if such fiduciary is the recipient of the Consulting Group's asset allocation advice, or recommend appropriate long-term investment allocations to an individual participant, if the participant receives such advice.

12. The Consulting Group will also identify a Plan's risk tolerances and investment objectives, the performance of each Portfolio in which assets are invested, and recommend, in writing, an appropriate allocation of assets among the Portfolio-Types that conform to these tolerances and objectives. The Consulting Group will not have the authority to implement its advice or recommendations and will not participate in the deliberations regarding the decision by an investor of whether or not to act upon such advice. As noted earlier, the applicant represents that the decision of a Plan to invest in the TRAK Program will be made by an unrelated Plan fiduciary acting on the basis of his or her own investigation into the advisability of participating in the TRAK Program.

13. The Consulting Group will provide, at least quarterly, monitoring reports to a Title I, IRA or Keogh Plan containing an analysis and evaluation of the Plan's account to ascertain whether the investor's objectives are being met and recommending, when appropriate, changes in the allocation among the Portfolios.

If required by the arrangement negotiated with the Independent Plan Fiduciary, the Consulting Group will provide an Independent Plan Fiduciary of a Section 404(c) Plan with a written, detailed investment performance monitoring report, that will contain Plan level asset allocations showing the performance of the Plan's investment vehicles and the performance of relevant indices for evaluating the performance of each Portfolio, a Plan cash flow analysis and annualized risk adjusted rates of return for Plan investment vehicles. Such report will be provided on a quarterly basis.

In addition, to the extent required by the arrangement negotiated with the Consulting Group, a Section 404(c) Plan participant will receive a written, quarterly performance monitoring report with his or her quarterly benefit statement which includes the investment performance of the Portfolios, the investment performance for the participant's account, and specifies market commentary and toll-free numbers for such participant to call Shearson Lehman in order to obtain more information about the TRAK Program or to amend the participant's investment allocations. Further, if required by such arrangement, a Financial Consultant will meet periodically with an Independent Plan Fiduciary of a Section 404(c) Plan to review and discuss the investment performance monitoring report. The Financial Consultant may also meet periodically with an eligible participant to review the performance of the participant's account. The applicant notes that this intermittent contact will not prevent the participant from contacting the Financial Consultant at any time to inquire about his or her participation in the TRAK Program.

Finally, on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

14. Shares of a Portfolio will be redeemed by Shearson Lehman, at no charge, and generally on a daily basis (weekends and holidays excepted) when the Portfolio calculates its net asset value.
Redemption requests received in proper form prior to the close of trading on the NYSE will be affected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with Shearson Lehman or to an "introducing" broker (11) within 7 days after receipt of the redemption request. In the case of an IRA or Keogh Plan investor, Shearson Lehman will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund that is not affiliated with Shearson Lehman. In the case of Plans that are covered by title I of the Act, the redemption proceeds will be invested by Shearson Lehman in accordance with the investment directions of the Independent Plan Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment assets will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. (12) In the event that the Independent Plan Fiduciary does not give other investment directions, such assets will be swept weekly into a money market fund that is not affiliated with Shearson Lehman for the benefit of the Plan.

Due to the high costs of maintaining small accounts, the Trust may also redeem an account having a current value of $7,500 or less, after the investor has been given at least 30 days in which to increase the account balance to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless Shearson Lehman is otherwise instructed.

15. Shares of a Portfolio may be exchanged by an investor with another investor in the TRAK Program without payment of any exchange fee for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other funds within the Shearson Lehman Group of funds or portfolio families.

16. With respect to brokerage transactions that are entered into under the TRAK Program for a Portfolio, such transactions may be executed through Shearson-Lehman and other affiliated broker-dealers, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Shearson Lehman may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Shearson Lehman is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

17. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by the Consulting Group, the Sub-Advisers or Boston Advisors. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

18. The total fees that are paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, the Consulting Group charges an investor a quarterly investment advisory fee. This "outside fee" is negotiated between the Consulting Group and the investor and it varies up to an annual maximum of 1.50 percent of the net asset value of the investor's Trust shares computed each quarter based on the value determined on the last calendar day of the previous calendar quarter. The outside fee is charged directly to an investor and it is not affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores the Consulting Group's advice. (13) For Plan investors, the outside fee for a calendar quarter will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested (a) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or the value of an initial investment in the Portfolio, as of the day such initial investment is made during the calendar quarter) multiplied by (b) a reduction factor (the
Reduction Factor) which is described in below, multiplied by (c) a fraction, the numerator of which is the number of days in the period for which the outside fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. For subsequent investments or redemptions aggregating to more than $5,000, the pro-rated fee for credit for the balance of the quarter will be calculated on the basis of the net percentage of the outside fee paid for the quarter during which the subsequent investment or redemption is made.

In addition, for investment management and related services provided to the Trust, the Consulting Group is paid, from each Portfolio, a management fee which computed daily and paid monthly at an annual rate ranging from .15 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, the Consulting Group compensates the Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by the Consulting Group to the Sub-Adviser, varies from 20 to 30 basis points depending on the Portfolio (except for the Government Money Investments Portfolio which, for competitive purposes, pays a management fee equal to the Sub-Adviser's fee). Each Portfolio also pays Boston Advisors a management fee that is computed daily and paid monthly for the services it performs as administrator to the Trust at an annual fixed rate of .20 percent of the value of the Portfolio's average daily net assets. Such fee is also included in the total management fee.

The management fees that are paid at the Portfolio level to Boston Advisors, the Consulting Group and the Sub-Advisers are set forth in the table below. For purposes of the table, Boston Advisors is referred to as "BA", the Consulting Group as "CG" and the Sub-Advisers as "SA." As noted in the table, the sum of the management fees paid by a Portfolio to Boston Advisors plus the fees retained by the Consulting Group and the Sub-Advisers equals the total management fee paid by that Portfolio.

                                                          SA
CG
                       Total                Total fee  retained
retained
                     management   BA fee      SA/CG       fee
fee
    Portfolio           fee      (percent)  (percent)  (percent)
(percent)
Government money
 investments                 0.35       0.20       0.15       0.15
  0.00
Intermediate fixed
 income investments           .60        .20        .40        .20
   .20
Total return fixed
 income investments           .60        .20        .40        .20
   .20
Municipal bond
 investments                  .60        .20        .40        .20
   .20
Mortgage backed
 investments                  .70        .20        .50        .25
   .25
Balanced investments          .80        .20        .60        .30
   .30
Large capitalization
 value equity
 investments                  .80        .20        .60        .30
   .30
Large capitalization
 growth investments           .80        .20        .60        .30
   .30
Small capitalization
 value equity
 investments                  .80        .20        .60        .30
   .30
Small capitalization
 growth investments           .80        .20        .60        .30
   .30
International equity
 investments                  .90        .20        .70        .40
   .30
International fixed
 income investments           .70        .20        .50        .25
   .25



Shearson Lehman proposes to offset, quarterly, against the outside fee such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment of assets attributable to any Plan.(14) In this way, the aggregate of the inside fees and the outside fees retained by the Consulting Group will remain constant regardless of the distribution of a Plan's assets among the Portfolio.

Shearson Lehman has developed the following example to demonstrate how the fee offset mechanism would work:

Assume that as of March 31, 1992, the average daily value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios:
(1) Government Money Investments in which the Plan made a $50 investment and from which the Consulting Group would not retain an inside fee; (2) Total Return Fixed Income Investments in which the Plan made a $200 investment and the Consulting Group would retain an inside fee of .20 percent; (3) Small Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent; (4) Large Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would retain an inside fee of .30 percent; and (5) International Equity Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays the maximum annual outside fee of
1.50 percent so that the total outside fee for the calendar quarter April 1 through June 30, prior to the fee offset would be ($1,000) 1.50% (.25) = $3.75.

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that the Consulting Group retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                               CG
                                            retained      Fee
Reduction
                                               fee      offset
factor
               Portfolio                    (percent)  (percent)
(percent)
Government money investments                       0.00       0.20
  0.00
Intermediate fixed income investments               .20        .20
   .00
Total return fixed income investments               .20        .20
   .00
Municipal bond investments                          .20        .20
   .00
Mortgage backed investments                         .25        .20
   .05
Balanced investments                                .30        .20
   .10
Large capitalization value equity
 investments                                        .30        .20
   .10
Large capitalization growth investments             .30        .20
   .10
Small capitalization value equity
 investments                                        .30        .20
   .10
Small Capitalization growth investments             .30        .20
   .10
International equity investments                     .30        .20
    .10
International fixed income investments              .25        .20
   .05



Under the proposed fee offset, a Reduction Factor of .10% is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in Portfolios (3), (4) and (5) only. As noted above Portfolios (1) and (2) do not involve a Reduction Factor because the fee retained by the Consulting Group for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows: (.25)

[($250) .10%+($250) .10%+($250) .10%] = $0.1875.



In the foregoing example, the Plan investor, like all other investors in the TRAK Program, would receive a statement for its TRAK account on or about April 15, 1992. This statement would show the outside fee to be charged for the calendar quarter April 1, through June 30 (i.e., $3.75-$0.1875 = $3.5625). The Plan investor would be asked to pay the outside fee for that quarter by May 3, 1992 (i.e., the third day of the second month of the calendar quarter). If the outside fee were not paid by that date, Shearson Lehman would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the Statement of Additional Information appended to the Prospectus).(15)

Because the Consulting Group will retain no inside fee with respect to assets invested in the Government Money Investment Portfolio, Shearson Lehman notes that a potential conflict may exist by reason of the variance in net inside fees among the Government Money Investments Portfolio and the other Portfolios. Shearson Lehman also recognizes that this factor could result in the Consulting Group's recommendation of a higher-fee generating Portfolio- Type to an investing Plan. To address this potential conflict, Shearson Lehman will disclose to all participants in the TRAK Program that the Consulting Group will retain no inside fee for assets invested in the Government Money Investments Portfolio.

19. In summary, it is represented that the proposed transactions will meet the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the TRAK Program will be made and approved by a Plan fiduciary which is independent of Shearson Lehman and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the TRAK Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust; (d) prior to making an investment in TRAK, each Independent Plan Fiduciary will receive offering materials and disclosures from either Shearson Lehman or the Consulting Group which disclose all material facts concerning the purpose, structure, operation and investment in the TRAK Program; (e) the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations, including the reasons and objective criteria forming the basis for such recommendations or evaluations; (f) any sub-Adviser that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will always be independent of Shearson Lehman and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) the Consulting Group or Shearson Lehman will make periodic written disclosures to participating Plans with respect to the financial condition of the TRAK Program, the total fees that it and its affiliates will receive from such Plan investors and the value of the Plan's interest in the TRAK Program; and (i) on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to
(1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)

General Information

The attention of interested persons is directed to the following:

(1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and/or section 4975(c)(20) 4975(c)(20) of the Code does not relieve a fiduciary or other party in interest of disqualified person from certain other provisions of the Act and/or the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which among other things require a fiduciary to discharge his duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(b) of the act, nor does it affect the requirement of section 401(a) 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

(2) Before an exemption may be granted under section 408(a) of the Act and/ or section 4975(c)(2) 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interests of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

(3) The proposed exemptions, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and/or the Code, including statutory or administrative exemptions and transitional rules. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

(4) The proposed exemptions, if granted, will be subject to the express condition that the material facts and representations contained in each application are true and complete, and that each application accurately describes all material terms of the transaction which is the subject of the exemption.

Signed at Washington, DC, this 31st day of March 1992.

Ivan Strasfeld, Director of Exemption Determinations, Pension and
Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 92-7712 Filed 4-2-92; 8:45 am] BILLING CODE  4510 4510-29-M




Footnotes

1	Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, the percentage of that Portfolio's net assets invested in these securities will never exceed one percent.

2	According to the Statement of Additional Information which
accompanies the Prospectus for the TRAK Program, shares in the Trust are not certificated for reasons of economy and convenience. Boston Safe Deposit and Trust Company, the Trust's custodian, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). Shearson Lehman represents that in the context of an open-end investment company, that continuously issues and redeems shares, a pre- emptive right would make the normal operations of the Trust impossible. Therefore, such right is precluded in the charter documents of the Trust's Master Trust Agreement as well as those of other open-end investment companies.

3	The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the TRAK Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the TRAK Program with the Consulting Group as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Shearson Lehman and its affiliates.
The Department expects that an Independent Plan Fiduciary, prior to entering in the TRAK Program, to understand fully all aspects of such arrangement following disclosure by Shearson Lehman of all relevant information.

4	The applicant represents that employee benefit plans for are maintained by Shearson Lehman may purchase or redeem shares in the Trust under the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest a Plan's assets in the Trust shares, a purchase or redemption of Trust shares under such circumstances will comply with the terms and conditions of class PTE 77-4 (42 FR 18732, April
8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

5	Each Portfolio's net asset value per share is calculated by Boston
Advisors on each weekday, except on days on which the New York Stock Exchange (the NYSE) is closed. In general, the net asset value for securities is determined as of the close of trading on the NYSE or a foreign exchange by dividing the value of a Portfolio net assets by the total number of its shares outstanding. Typically, a Portfolio's investments are valued at market value. However, in the absence of a market value, Portfolio investments are valued at fair market value as determined by, or under the direction of, the Trustees.

6	Subject to the supervision and direction of the Trustees, the
Consulting Group was required to perform initial "due diligence" on prospective Sub-Advisers for each Portfolio and thereafter to monitor each Sub-Adviser's performance through qualitative and quantitative analysis as well as through periodic, in person, telephonic and written consultations. The Consulting Group is also required to communicate its performance expectations and evaluations to the Sub-Advisers and ultimately recommend whether a Sub-Adviser's contract should be renewed, modified or terminated. In this regard, the Consulting Group is further obligated to provide written reports to the Trustees of its evaluation and monitoring functions.

7	If the Independent Plan Fiduciary of a Section 404(c) Plan is the
recipient of the Consulting Group's investment advice, the applicant explains that the Consulting Group will work with the Independent Plan Fiduciary by identifying and drafting investment objectives, selecting investment categories or actual Portfolios to be offered to Plan participants. In addition to these services (and as described above), the applicant explains that the Consulting Group will provide an Independent Plan Fiduciary with a detailed investment performance monitoring report on a quarterly basis. Furthermore, a Financial Consultant affiliated with Shearson Lehman will meet periodically with the Independent Plan Fiduciary to discuss the investment performance monitoring report.

8	Although there are presently twelve Portfolios comprising the Trust, there are only eleven Sub-Advisers. One Sub-Adviser, Standish, Ayer and Wood, Inc., advises both the Government Money Investments
Portfolio and the Intermediate Fixed Income Investments Portfolio.

9	In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust's
Prospectus to Section 404(c) Plan participants. In addition, Shearson Lehman will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for this purpose, as well as provide Statements of Additional Information to any party upon request.

10	The Department is expressing no opinion as to whether the
information provided under the TRAK Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

11	According to the applicant, Shearson Lehman provides clearance, settlement and other back office services to other broker-dealers. The applicant notes that Shearson Lehman may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Shearson Lehman such as The Robinson Humphrey Company, Inc. a wholly-owned broker-dealer subsidiary of Shearson Lehman.

12	Shearson Lehman explains that, under one alternative, Plan
participants who give instructions to redeem shares of a Portfolio must give corresponding instructions to reinvest proceeds in another investment vehicle made available under the Plan, thus ensuring that a participant's investment assets are continually invested. Under a second alternative which is described above, Shearson Lehman represents that participants will not be required to give corresponding instructions and all investment assets for which no investment instructions have been given will be swept into a money market fund that is not affiliated with Shearson Lehman. In this regard, the Department is expressing no opinion regarding whether any of the arrangements described above comply with the requirements of section 404(c) of the Act.

13	The applicant represents that the outside fee is not imposed on accounts of employees of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicant states that this fee is waived to encourage employees to invest in Shearson Lehman. With respect to IRAs or Plans maintained by Shearson Lehman and its affiliates, the applicant asserts that such waiver would be required by PTE 77-3.

14	Shearson Lehman asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by Shearson Lehman among the Portfolios (excluding the Government Money Investments Portfolio for which Shearson Lehman charges no management fee).

15	The applicant explains that the foregoing example illustrates the fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee.
Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicant also explains that Shearson Lehman does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the third day of the second month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, the applicant further explains that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.



DOL Prohibited Transaction Exemption 92-77

Final Exemption  92-77

10/05/1992

[57 FR 45833, October 5, 1992]

Shearson Lehman Brothers, Inc. (Shearson Lehman), Located in New York,
NY

[Prohibited Transaction Exemption 92-77; Exemption Application No.
D-8723]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406 (b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.

This exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

(1) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Shearson Lehman and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

(2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

(3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

(6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

(7) The Consulting Group will generally give investment advice to an Independent Plant Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

(8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

(9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

(10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.

(11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.

(12) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

(a) Each Plan will receive the following written or oral disclosures from the Consulting Group:

(1) A copy of the prospectus (The Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.

(2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

(4) Upon written request of Shearson Lehman, copy of the respective investment advisory agreement between the Consulting Group and the Sub- Advisers.

(5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

(b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.

(c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and
(2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(d) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or named fiduciary, and Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

(13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

(a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.

(d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

(e) On a quarterly and annual basis, written disclosures to all Plans of the (1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

(14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (16) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.

(15)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:

(1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

(2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(1) An "affiliate" of Shearson Lehman includes--

(a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman. (For purposes of this subsection, the term
"control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

(b) Any officer, director or partner in such person, and

(c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either

(a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

(b) A participant in a Keogh Plan,

(c) An individual covered under a self-directed IRA which invests in Trust shares, or

(d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on April 3, 1992 at 57 FR 11514.

EFFECTIVE DATE: This exemption is effective as of April 3, 1992.

Written Comments

The Department received one comment letter with respect to the Notice and no requests for a public hearing. The letter, which was submitted by Shearson Lehman, addresses certain clarifications to the Notice, including clarifications to the General Conditions and the Summary of Facts and Representations. Discussed below are the changes suggested by Shearson Lehman and the Department's responses thereto. In addition, the Department has made several clarifying changes to the final exemption which are also discussed below.

With respect to the General Conditions that are set forth in Section II of the Notice, Shearson Lehman wishes to make several clarifications. In this regard, Shearson Lehman notes that, in general, in the case of IRAs that are maintained by employees of Shearson Lehman or its affiliates, such employees should be considered "Independent Plan Fiduciaries." In addition, Shearson Lehman requests that Condition (1) should read as follows in order that it will conform to the other General Conditions:

The participation of plans in the TRAK Program will be approved by an Independent Plan Fiduciary.

To clarify that Sub-Advisers act for the Trust after having been approved by the Trust in accordance with the terms of section 15 (a) and (c) of the Investment Company Act of 1940, as amended (the 1940
Act), or any exemption granted by the Securities and Exchange Commission, Shearson Lehman recommends that Condition (8) of the General Conditions be modified to read as follows:

Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.

In the case of a Plan covering one or more employees of the Plan sponsor (such as a Section 404(c) Plan), Shearson Lehman notes that Condition (10) requires only that the investment advisory fee paid by the Plan be offset in the manner described in the condition (i.e., the offset will be determined based on the aggregate investment of the Plan accounts). Shearson Lehman represents that it does not have control over how the Plan, for internal expenses, allocates the offset among individual accounts. As long as the fee is offset at the Plan level, Shearson Lehman represents that it cannot be construed to have any economic incentive to provide investment allocation advice favoring one Portfolio over another.

Shearson Lehman observes that several of the General Conditions refer to "Shearson Lehman and its affiliates" but the Notice does not define the term "affiliate." After giving due consideration to this comment, the Department has determined to add a new Section III to the exemption titled "Definitions" in which the terms "affiliate," and "Independent Plan Fiduciary" are defined as follows:

An "affiliate" of Shearson Lehman includes (a) any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.) (b) any officer, director or partner in such person, and (c) any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either (a) a Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan, (b) a participant in a Keogh Plan, (c) an individual covered under a self-directed IRA which invests in Trust shares, or (d) a trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

With respect to modifications to the Summary of Facts and Representations, Shearson Lehman represents that the first paragraph of Item 1 of the Notice which was based on the application for exemption confuses the descriptions of Shearson Holdings, Shearson Lehman and Shearson Lehman Brothers. Accordingly, Shearson Lehman requests that the third, fourth and fifth sentences of that paragraph be amended to read as follows:

Shearson Holdings conducts its principal businesses through two divisions of Shearson Lehman--Shearson Lehman Brothers and Lehman Brothers. Shearson Lehman Brothers is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Lehman is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc.

Shearson Lehman also wishes to update the second sentence of the second paragraph under Item 2 of the Notice by noting that the Balanced Investments Portfolio is expected to be offered in July 1992 at an initial per share value of $8.00.

In order that Footnote 1 of the Notice more closely tracks the language of Condition (9), Shearson Lehman suggests the following modification:

Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

Since Shearson Lehman cannot assure that Section 404(c) Plans participating in the TRAK Program will pass through voting rights to participants on a pro rata basis, it recommends that the second paragraph of Footnote 2 of the Notice be amended to read as follows:

In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman believes that most Plans will pass-through the vote to participants on a pro rata basis.

Shearson Lehman also represents that it may serve as prototype sponsor for Plans participating in the TRAK Program. Therefore, the third sentence of the second paragraph under Item 3 of the Notice should be amended by adding the following language:

Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor (other than only as prototype sponsor) or have discretionary investment authority over the Plan's assets which would be invested in Trust shares.

To clarify that Plans for which Shearson Lehman has a pre-existing relationship will be able to participate in TRAK, Shearson Lehman asks that the second sentence of Footnote 4 be amended to read as follows:

The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest in Trust shares those assets over which it exercises discretionary authority, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of Class Prohibited Transaction Exemption (PTE) 77-4 (42 FR 18732, April 8, 1977).

Shearson Lehman represents that the Trust's Board of Directors consists of seven members, four of whom are not affiliated with Shearson Lehman and three of whom are affiliated with Shearson Lehman, all in accordance with the provisions of section 10(b) of the 1940 Act. Accordingly, Shearson Lehman recommends that Item 4 of the Notice be amended to read as follows:

Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which currently is comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies who provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The four remaining Trustees are not affiliated with Shearson Lehman.

Because the applicant now represents that not all services described in Footnote 7 of the Notice will be provided to every Section 404(c) Plan, Shearson Lehman believes that an updated, clarifying paragraph should be added to the footnote which would read as follows:

The applicant notes that not all of the services described in the preceding two paragraphs will be provided to every Section 404(c)
Plan. The services provided to each Plan will depend on the arrangement negotiated between Shearson Lehman and the Independent Plan Fiduciary.

Shearson Lehman represents that it cannot assure that the Plan administrator, trustee or named fiduciary of a Section 404(c) Plan will make available a copy of the Trust Prospectus to each participant. Therefore, it requests that Footnote 9 of the Notice be amended to read as follows:

In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will receive a copy of the Trust Prospectus. If requested by such Plan administrator, trustee or named fiduciary, Shearson Lehman will make available to such Independent Plan Fiduciary sufficient quantities of Prospectuses for a distribution to Plan participants, as well as provide Statements of Additional Information to any party upon request.

Item 15 of the Notice inadvertently states that investors in the TRAK Program may exchange Portfolio shares with one another. Shearson
Lehman wishes to clarify that the first sentence of Item 15 should be amended to read as follows:

Shares of a Portfolio may be exchanged by an investor, without any exchange fee, for shares of another Portfolio at their respective net asset values.

Shearson Lehman states that PTE 77-3 applies only to employee benefit plans and is, therefore, inapplicable to IRAs maintained by employees of Shearson Lehman or its affiliates. In addition, Shearson Lehman states that it does not currently charge an outside fee for such IRA accounts but it may do so in the future. Accordingly, Shearson Lehman recommends that the first and last sentences of Footnote 13 of the Notice be amended to read as follows:

The applicant represents that the outside fee is not currently imposed on accounts of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons * * * With respect to employee pension benefit plans maintained by Shearson Lehman or its affiliates for their employees, the applicant asserts that such waiver would be required by PTE 77-3.

With respect to the TRAK fee structure described in the Notice in Item 18 and the accompanying example, Shearson Lehman wishes to make two clarifications. First, because the TRAK fee and corresponding fee offset for a calendar quarter are based on the "net asset value" of Trust Portfolio shares at the end of the immediately preceding calendar quarter rather than the "average daily value" of Trust Portfolio shares, Shearson Lehman requests that the first sentence of the example be amended to read as follows:

Assume that as of March 31, 1992, the net asset value of Trust
Portfolio shares held by a Plan investor was $1,000.

Second, Shearson Lehman has updated its submission by representing that the last parenthetical of the last paragraph of the example should not refer to the "Statement of Additional Information" but should instead refer to the "TRAK Program Description." Therefore, Shearson Lehman recommends that the parenthetical read as follows:

(pursuant to the authorization contained in the TRAK Investment
Advisory Agreement, and as described in the TRAK Program Description appended to the Prospectus).

Finally, Shearson Lehman suggests that Clause (e) under Item 19 should be modified to track the language of Condition (5) as follows:

the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based on objective criteria.

The Department has reviewed the clarifications and amendments as described above, and concurs with these changes. Accordingly, upon consideration of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the aforementioned changes.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)


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